As Filed with the Securities and Exchange Commission on April 30, 2015
 Registration Nos. 2 - 30771
811 - 01764

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[    ]         Pre-Effective Amendment No.
[ x ]         Post-Effective Amendment No. 63

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ x ]         Amendment No. 64

AMERICAN FIDELITY SEPARATE ACCOUNT A
(FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
(Exact Name of Registrant)

AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA                                                                     73106
(Address of Depositor’s Principal Executive Offices)                                                                                               (Zip Code)

Depositor’s Telephone Number, Including Area Code                                                                                            405.523.2000
Christopher T. Kenney	Copies to:
Vice President and
General Counsel	Jennifer Wheeler
American Fidelity Assurance Company	McAfee & Taft
2000 N. Classen Boulevard	A Professional Corporation
Oklahoma City, Oklahoma 73106	10th Floor, Two Leadership Square
(Name and Address of Agent for Service)	Oklahoma City, OK 73102-7103

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ x ]	on May 1, 2015 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Group variable annuity contracts

AFPR1ME
GROWTH®
Variable Annuity
from

May 1, 2015

AFPR1ME
GROWTH®
Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

PROSPECTUS
May 1, 2015

American Fidelity Separate Account A (“Separate Account A”) is offering the AFPR1ME GROWTH® Variable Annuity to employers and self-employed individuals for use in qualified retirement plans.  The AFPR1ME GROWTH® Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.

The assets of Separate Account A will be invested solely in Vanguard Variable Insurance Fund Total Stock Market Index Portfolio (“Vanguard VIF Total Stock Market Index Portfolio”), which seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

This prospectus contains important information about the AFPR1ME GROWTH® Variable Annuity and Separate Account A that a prospective investor should know before investing.  To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2015 that we filed with the Securities and Exchange Commission (“SEC”).  The SEC maintains a web site (www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference and other material that we file electronically with the SEC.

The Statement of Additional Information is incorporated by reference into this document.  The table of contents of the Statement of Additional Information appears on the last page of this prospectus.  For a free copy of our Statement of Additional Information, call us at 800.662.1106 or write to us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@americanfidelity.com.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.  This prospectus may only be used to offer the contract where the contract may be lawfully sold.  The contract and certain features described in the contact may only be available in certain states.

_____________________

Please read this prospectus carefully and keep it for future reference.

GLOSSARY OF TERMS

Some of the terms used in this prospectus are technical.  To help you understand these terms, we have defined them below.

Account value:  The value of your participant account during the accumulation phase.

Accumulation phase:  The period of time between when a participant elects to participate in the plan and ending when a participant begins receiving annuity payments.
Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.

Accumulation unit:  The unit of measurement used to keep track of the value of a participants interest in a sub-account during the accumulation phase or period.

Annuitant:  The person on whose life annuity payments are based.

Annuity:  A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity date:  The date annuity payments begin.

Annuity options:  The various methods available to select as pay-out plans for an annuitant’s annuity payments.

Annuity payments:  Regular income payments you may receive from the policy during the annuity phase.

Annuity phase:  The period during which we make annuity payments.

Annuity unit:  The unit of measure we use to calculate your annuity payments during the annuity phase.

Contract:  The master group contract between American Fidelity Assurance Company and a contract owner.

Contract owner:  The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.

Participant:  A person for whom an interest is maintained under a group variable annuity policy, generally an employee.

Participant account:  The account we maintain for you as a participant, reflecting the accumulation units credited to you.

Purchase payment:  Money invested in the contract by or on behalf of a participant and allocated to a participant’s account.

Separate Account:  The separate account is called American Fidelity Separate Account A, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

We, Us, Our:  American Fidelity Assurance Company, the insurance company offering the contract or policy.

You, Your:  A participant in the contract, generally an employee.

i

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SUMMARY

In this summary, we discuss some of the important features of your group variable annuity contract.  You should read the entire prospectus for more detailed information about your policy and Separate Account A.

You should read the entire prospectus for more detailed information about your policy and Separate Account A.

The AFPR1ME GROWTH® Variable Annuity.  The AFPR1ME GROWTH® Variable Annuity is a contract between an employer, who is the contract owner on behalf of its participants, and American Fidelity Assurance Company, which is the insurance company.  Money invested in the AFPR1ME GROWTH® Variable Annuity is invested on a tax deferred basis in Vanguard VIF Total Stock Market Index Portfolio. The AFPR1ME GROWTH® Variable Annuity is designed for people seeking long-term earnings, generally for retirement or other long-term purposes.  The tax-deferred feature is most attractive to people in high federal and state tax brackets.  You should not become a participant in the AFPR1ME GROWTH® Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.

Like all deferred annuities, the annuity contract has two phases:  the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity on a pre-tax basis, and your earnings accumulate on a tax-deferred basis.  You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply if you make withdrawals before age 59½.  If the policy is issued pursuant to a qualified plan, the qualified plan will already provide tax-deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside form the tax deferral feature.

The annuity phase begins when you start receiving regular payments under the annuity income options from your participant account. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of the Vanguard VIF Total Stock Market Index Portfolio.

Vanguard VIF Total Stock Market Index Portfolio.  The money you invest in your AFPR1ME GROWTH® Variable Annuity is used to purchase, at net asset value, shares of Vanguard VIF Total Stock Market Index Portfolio.  You can make or lose money on your investment, depending on market conditions.

Taxes.  Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal.  If you withdraw any money before you are 59½, you may be charged a federal tax penalty on the taxable amounts withdrawn.  In most cases, the penalty is 10% on the taxable amounts.  All payments during the annuity period are taxable.

Withdrawals.  You may withdraw money at any time during the accumulation phase.  No fees are charged for withdrawals.  Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw.  If a withdrawal causes your participant account to have a remaining value of less than $1,000, we may redeem all your accumulation units and cancel your account.  After a complete withdrawal, you may not establish a new participant account without our consent.

Although the contract does not have a “free-look” provision, you do have the right to withdraw all or part of the value of your participant account at any time without paying a withdrawal fee.  If the contract is returned to us or our representative within 20 calendar days after it is delivered, we will refund the greater of the purchase payments paid or the account value.

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Questions.  If you have any questions about your contract or need more information, please contact us at:

American Fidelity Assurance Company Annuity Services Department P.O. Box 25520 Oklahoma City, OK 73125-0520 Telephone: 800.662.1106 E-mail: va.help@americanfidelity.com

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FEE TABLE

The following tables describe the fees and expenses you will pay when buying, owning and surrendering your policy.  The first table describes the fees and expenses that you will pay at the time you buy your policy or make a purchase payment.  State premium taxes (currently ranging from 0% to 3.5%) may also be deducted.

One-time Contract Certificate Fee	$15.00
Participant Transaction Expenses (as a percentage of purchase payments)
Sales Charge	3.00%
Administrative Expense	0.25%
Minimum Death Benefit Expense	0.75%
Deferred Sales Load	None
Surrender Fees	None
Exchange Fee	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the portfolio fees and expenses.

Per Payment Charge	$ 0.50
Separate Account A Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees	0.96025%

The next table shows the minimum and maximum total operating expenses charged by Vanguard VIF Total Stock Market Index Portfolio that you pay periodically during the time that you own the policy.  Additional information about the Vanguard VIF Total Stock Market Index Portfolio’s fees and expenses is contained in the accompanying Summary Prospectus (the “Vanguard Summary Prospectus”).

Total Annual Portfolio Operating Expenses	Minimum	Maximum
(expenses that are deducted from portfolio assets)	0.17%	0.17%

Vanguard® Variable Insurance Fund
VIF Total Stock Market Index Portfolio
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	0.00%
Affiliated Fund of Fund Expense	0.17%
Total Annual Portfolio Operating Expenses	0.17%

The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly.  The table reflects the expenses of both Separate Account A and Vanguard VIF Total Stock Market Index Portfolio.  For a more complete explanation of each of the expense components, see the information under “Expenses” that appears elsewhere in this document, as well as the description of expenses of Vanguard VIF Total Stock Market Index Portfolio in the Vanguard Summary Prospectus.  Although premium taxes are not reflected in the fee table, they may apply.

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Example

The example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts.  These costs include contract owner transaction expenses, contract fees, separate account annual expenses and portfolio fees and expenses.

This example also assumes that (i) you invest $10,000 in the policy and (ii) your investment has a 5% return each year and assume the maximum fees and expenses of the portfolios.  Although your actual costs may be higher or lower, based on these assumptions, the example shows the expenses you would pay on a $10,000 investment.  Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

1 Year	3 Years	5 Years	10 Years
$526	$759	$1,011	$1,730

This example should not be considered a representation of past or future expenses.  Actual expenses may be greater or less than those shown above.  Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance.

CONDENSED FINANCIAL INFORMATION

The following table shows accumulation unit values and the number of accumulation units outstanding for Separate Account A for the last ten years, as derived from the financial statements of Separate Account A.  The accumulation unit information reflects Separate Account A’s operations as a unit investment trust investing in Vanguard VIF Total Stock Market Index Portfolio as of December 1, 2014 and in American Fidelity Dual Strategy Fund prior to that date.

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Accumulation Unit value:
Beginning of year	$39.748	$30.286	$26.275	$26.511	$22.545	$18.209	$29.942	$27.507	$25.273	$24.616
End of year	$43.784	$39.748	$30.286	$26.275	$26.511	$22.545	$18.209	$29.942	$27.507	$25.273
Number of Accumulation Units outstanding at end of year (in 000’s)	4,171	4,467	4,793	5,151	5,446	5,739	5,811	6,037	6,429	7,358

THE AFPR1ME GROWTH® VARIABLE ANNUITY
About the Contract
The AFPR1ME GROWTH® Variable Annuity is a group annuity.  A group annuity is a contract between an employer, who is the contract owner on behalf of its participants, and an insurance company (in this case American Fidelity Assurance Company), where the insurance company promises to pay you, the participant (or someone else you choose), an income in the form of annuity payments beginning on a date chosen by you.  The person upon whose life the policy is based upon is called the annuitant, even if that person is you.  You or someone else specified by you may be the annuitant.  If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to your beneficiary.

We may change the AFPR1ME GROWTH® Variable Annuity at any time if required by state or federal laws.  After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased.  We will notify contract owners of any change at least 90 calendar days before a change will take effect.

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Naming a Beneficiary

A beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant.  You name the beneficiary or beneficiaries, as the case may be, at the time you become a participant in the contract, but you may change beneficiaries at a later date.  If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

You can change the beneficiary of your policy at any time during the annuitant’s life, unless you name the person as an irrevocable beneficiary.  The interest of an irrevocable beneficiary cannot be changed without his or her consent.

To change your beneficiary, you need to send a request on a form we accept to our home office.  The change will go into effect when signed, subject to any payments we make or actions we take before we record the change.  A change cancels all prior beneficiaries, except any irrevocable beneficiaries.  The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant’s death.

Voting Rights

American Fidelity Assurance Company is the legal owner of the Vanguard VIF Total Stock Market Index Portfolio shares allocated to Separate Account A.  However, we believe that when Vanguard VIF Total Stock Market Index Portfolio solicits proxies in conjunction with a shareholder vote, we are required to obtain from participants instructions as to how to vote those shares.  When we receive the instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions.  This type of voting may allow a small number of participants to control the outcome of the vote.  Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Substitution

We cannot guarantee that Vanguard VIF Total Stock Market Index Portfolio will always be available for our variable annuity products.  If it should not be available, we will try to replace it with a comparable fund.  A substitution of shares attributable to the contracts will not be made without prior notice to contract owners and participants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.

PURCHASING ACCUMULATION UNITS
Purchase Payments

In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit.  Each time you invest money with us, you are making a purchase payment (sometimes called a premium deposit).  Every purchase payment you make increases the number of accumulation units in your participant account.  You may make purchase payments at any time during the accumulation phase.  Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10.  You may increase, decrease or change the frequency of your deposits at any time.  We reserve the right to reject any application or purchase payment.

Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract.  We will invest your first purchase payment within two business days of receiving it.  If you do not give us all of the information we need, we will contact you to get it.  If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information.  After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after we receive your deposit.  If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

Accumulation Units

The value of your participant account will go up or down depending upon the investment performance of Vanguard VIF Total Stock Market Index Portfolio and the expenses of, and deductions charged by, Separate Account A.  The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.

We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, and then credit your participant account accordingly.  We determine the value of an accumulation unit by dividing the total value of net assets by the number of the outstanding accumulation units.  The value of an accumulation unit may go up or down from day to day.

The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value.  When you make a premium deposit, we credit your participant account with accumulation units.  The number of accumulation units credited is determined by dividing the amount of the net premium deposit (after deduction of 4% to cover sales, administrative and minimum death benefit charges and $0.50 per premium deposit) by the value of the accumulation unit.  For example, on Thursday morning, we receive a premium deposit of $100 from you.  At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25.  We then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units.  A $15 certificate fee will also be deducted from the first premium deposit.

Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.

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RECEIVING PAYMENTS FROM THE ANNUITY

Annuity Date

Upon investing in the AFPR1ME GROWTH® Variable Annuity, you may select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity.  You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 calendar days before you want to begin receiving annuity payments.  The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner’s tax qualified plan or, if applicable, state law.

Selecting an Annuity Option

On your annuity date, we will begin making annuity payments in accordance with one of our income plans.  If the value of your participant account is at least $1,000, you may choose from our various income plans offered, which we call annuity options.  You must designate the annuity option you prefer at least 30 calendar days before your annuity date.  If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below.  If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.

You may choose one of the following annuity options at any time during the accumulation period.  After your annuity payments begin, you cannot change your annuity option.

Option 1 Life Variable Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.
Option 2 Life Variable Annuity with Payments Certain
We will make monthly payments for the guaranteed period selected and thereafter during the life of the annuitant.  When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death.  If the beneficiary dies before the end of the guaranteed period, the present value of the remaining payments will be paid to the estate of the beneficiary based on an annual compound interest rate of 3.5%.  The guaranteed period may be 10 years, 15 years or 20 years.

Option 3 Unit Refund Life Variable Annuity
We will make monthly payments during the lifetime of the annuitant.  Upon the annuitant’s death, we will make an additional payment equal to the value at the date of death of the number of variable annuity units equal to the excess, if any, of (a) the total amount applied under this option divided by the variable annuity unit value on the annuity date over (b) the variable annuity units represented by each annuity payment multiplied by the number of annuity payments paid prior to death.

Option 4 Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of the annuitant and a joint annuitant.  Payments will continue during the lifetime of the surviving annuitant based on 66 2/3% of the annuity payment in effect during the joint lifetime.  If the joint annuitant is not the annuitant’s spouse, this annuity option may not be selected if, as of the annuity date, the present value of the annuity payments which would be payable to the joint annuitant exceeds 49% of the present value of all payments payable to the annuitant and the joint annuitant.

Option 5 Fixed Annuity	You may elect forms of fixed annuities that have essentially the same characteristics as Annuity Options 1 through 4 above.

You may change your annuity option by written request at any time before you begin receiving annuity payments.  Any change must be requested at least 30 calendar days before the annuity date.  If an option is based on life expectancy, we will require proof of the payee’s date of birth.

Annuity Payments

Although we reserve the right to change the frequency of the payments, annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually.  Electing to receive payments less frequently will increase the individual payment amount.  However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment.  If the amount of your monthly annuity payment becomes less than $20, we may change the payment interval to result in payments of at least $20.

Annuity payments may be made on a variable basis and/or on a fixed basis.  Payments made on a variable basis are based on the actual investment performance of Vanguard VIF Total Stock Market Index Portfolio.  Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%.  If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Vanguard VIF Total Stock Market Index Portfolio.

If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%.  The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:

•	the value of your participant account on the annuity date,

•	the assumed investment rate of 4.5%, and

•	the performance of Vanguard VIF Total Stock Market Index Portfolio.

After you receive your first annuity payment, if  Vanguard VIF Total Stock Market Index Portfolio's actual performance exceeds the 4.5% assumed rate, your monthly annuity payments will increase if you chose a variable annuity.  Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received.  The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

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EXPENSES

    Charges and other expenses associated with the AFPR1ME GROWTH® Variable Annuity will reduce your investment return.  These charges and expenses are explained below.

Sales Charge
We deduct a 3% sales charge from each purchase payment we receive.  The sales charge is intended to recover our distribution expenses associated with marketing contracts.  If the 3% sales charge is not adequate to recover our distribution expenses, we pay the difference.  We may pay the difference, if there is one, from, among other things, proceeds derived from the mortality and expense risk charges discussed below.  The sales charge for lump sum or periodic payments of $2,000 or more may be less than 3%, depending on the actual commission paid.

Insurance Charges Administrative Expenses
We deduct 0.25% of each purchase payment we receive to recover administrative expenses we incur, including salaries, rent, postage, telephone and office equipment, printing, travel, legal, actuarial and accounting fees.

We also charge an additional $0.50 administrative charge against each purchase payment (for the processing of each purchase payment received for each plan participant) and a one-time certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record).  We will not increase the additional $0.50 administrative charge until your premium deposits equal twice the amount of premium deposits made during your first year of participation.  We may increase the deduction on premium deposits in excess of such amount when our labor costs exceed the expenses associated with the technology used to administer our products and services.

Minimum Death Benefit	A deduction of 0.75% of each premium deposit is made to cover our costs associated with the minimum death payment. This deduction is not applicable after you reach age 65.
Mortality and Expense Risk
We assume the risk that the actuarial estimate of mortality rates among variable annuitants may be erroneous and the reserves based on such estimate will not be sufficient to meet annuity payment obligations.  In other words, we assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay.  We receive 0.96025% on an annual basis (0.0026308% for each one-day valuation period) of average account value for mortality and expense risks assumed.  Of this amount, 0.85% is for mortality risks and 0.11025% is for expense risks.

Taxes Premium Taxes
Some states and other governmental entities, such as municipalities, charge premium or similar taxes.  We are responsible for paying these taxes and will deduct the amount of taxes paid on your behalf from the value of your participant account.  Some taxes are due when premium deposits are made; others are due when annuity payments begin.  Currently, we pay any premium taxes when they become payable to the states.

Income Taxes	We will deduct from each contract any income taxes which the separate account may incur because of the contract. Currently, we are not making any such deductions.
Portfolio Expenses
Deductions are taken from, and expenses paid out of, the assets of Vanguard VIF Total Stock Market Index Portfolio.  Because Separate Account A purchases shares of Vanguard VIF Total Stock Market Index Portfolio, the net assets of Separate Account A will reflect the investment advisory fee deducted from Vanguard VIF Total Stock Market Index Portfolio assets.  You should read the Vanguard Summary Prospectus for information about such deductions.

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WITHDRAWALS

You may withdraw cash from the annuity by redeeming all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you.  The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption.  There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments.  We do not charge any administrative fees for withdrawals.

If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease.  The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request.  If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account.  After full redemption and cancellation of a participant’s account, no further purchase payments may be made on behalf of the participant without our consent.

A participant’s request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered, signed exactly as the name appears on our register.  In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.  All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

Payments for units redeemed will be mailed within three to five business days after we receive a request that is in good order.  However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared.  Redemption rights may be suspended or payment postponed at times when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

•
  an emergency exists as a result of which disposal by Vanguard VIF Total Stock Market Index Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for Vanguard VIF Total Stock Market Index Portfolio to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of participants.

Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan.  In addition, certain adverse tax consequences may result from withdrawals, as explained below under “Federal Tax Matters.”

Frequent Purchases and Withdrawals
Market timing policies are designed to address the excessive short-term trading of investment company shares by a policy owner or policy owners that may be harmful to the remaining policy owners.  Although market timing is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies.  At this time, Separate Account A offers a single investment option, so it does not create the same opportunities for market timing that separate accounts offering multiple investment options create.  However, in order to minimize any opportunity for market timing activities which may be achieved by withdrawing funds and reinvesting in Separate Account A, we have adopted the following specific policies:

•
  We deduct a 3% sales charge, a 0.25% administrative charge and a 0.75% minimum death benefit charge from each purchase payment we receive.  While not designed specifically to discourage market timing activities these expenses have a tendency to discourage it.

•
  After full redemption and cancellation of a participant’s account, no further purchase payments may be made on behalf of the participant without our consent.  In addition, if the value of any participant account falls below $1,000 as the immediate result of a withdrawal, that participant’s account may be terminated at our option.

•	We do not accept telephone transactions.

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•
  We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions and walk-in withdrawals.  This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

If Separate Account A offers more than one investment option in the future, we may adopt additional policies to limit the possibility of market timing that might be accomplished by switching back and forth between investment options.

DEATH BENEFIT

In the event of a participant’s death before receipt of annuity payments, death proceeds are payable to the person’s named beneficiary in an amount equal to:

•	the value of the participant’s account as of the valuation date (the date on which we have received both written notice of death and the beneficiary’s written instructions), or

•	if greater, and if the participant’s death occurs before age 65, 100% of the total purchase payments made by the participant, less any redemptions.

Payments normally are made within seven calendar days of receipt of notice.

If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:

•	the participant’s beneficiary, or

•	the participant’s estate, if no beneficiary survives.

Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.

A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments.  Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds.  Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:

•	take a total distribution within five years of the death of the participant, or

•	by the end of the year following the participant’s death, begin receiving payments for a period not to exceed the expected lifetime of the beneficiary.

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FEDERAL TAX MATTERS

The following description of federal income tax consequences under the contracts is not exhaustive, and special rules may apply to situations not discussed here.  For further information, consult a qualified tax adviser before establishing any retirement program.  This description is not intended as tax advice.  We have included additional information regarding taxes in the Statement of Additional Information.

General

Annuity contracts are a means of setting aside money for future needs - usually retirement.  Congress has recognized how important saving for retirement is and provided special rules in the Code for annuities.  Basically, these rules provide that you will not be taxed on the money you contribute under your contract and/or the earnings on your contributions until you receive a distribution from your contract (as a withdrawal or an annuity payment).  There are different rules regarding how you will be taxed depending upon how you take money out of your contract.

Taxes Payable by Participants and Annuitants

The contracts offered by this prospectus are used with retirement programs which receive favorable tax-deferred treatment under federal income tax law.  Increases in the value of a participant’s account are not subject to income tax except that withdrawals during the accumulation phase and a portion of annuity payments paid during the annuity phase are taxable as ordinary income.

Annuity payments and other amounts received under all contracts generally are subject to some form of federal income tax withholding.  The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld.  Additionally, annuity payments and other amounts received under all contracts may be subject to state income tax withholding requirements.

Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions

Premium Deposits.  Under Section 403(b) of the Code, payments made by tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code and by public educational institutions to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate premium deposits do not exceed the limitations prescribed by Section 402(g), 414(v) and Section 415 of the Code.  This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

An individual’s voluntary salary reduction contributions under Section 403(b) are generally limited by the Code annually, and the annual limitation is adjusted from time to time by the Internal Revenue Service.  Additional catch-up contributions are permitted under certain circumstances.  Combined employer and salary reduction contributions are generally subject to the contribution limits applicable to defined contribution plans.  In addition, employer contributions may need to comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

Taxation of Distributions.  Distributions of voluntary salary reduction amounts are restricted.  These restrictions require that no distributions will be permitted prior to one of the following events: (1) reaching age 59½, (2) separation from service, (3) death, (4) disability, or (5) hardship (provided, however, that hardship distributions are limited to the amount of salary reduction contributions, not including any earnings).

Distributions from a Section 403(b) annuity contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Internal Revenue Code.  Distributions received before the recipient reaches age 59½ generally are subject to a 10% penalty tax in addition to regular income tax.  Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability (as defined in Section 72(m)(7) of the Code), (3) severance from employment during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments (not less frequently than annually) over the life (or life expectancy) of the participant (or the joint lives or joint life expectancy of the participant and beneficiary), and (5) distributions not in excess of tax deductible medical expenses.  Other exceptions may also apply, depending on the specific circumstances of the withdrawal or distribution.

Required Distributions.  Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the participant reaches age 70½ or the calendar year in which the participant retires.  Such distributions must be made over a period that does not exceed the life expectancy of the participant (or the joint life expectancy of the participant and beneficiary).  If a participant dies prior to the commencement of annuity payments, the amount accumulated under the account must be distributed as required by Section 401(a)(9) and the regulations thereunder within five years if elected by the beneficiary or, if started within the year following the participant’s death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary’s life expectancy.  If the designated beneficiary is the participant’s surviving spouse, the beneficiary must begin receiving benefits on or before the end of the calendar year in which the deceased spouse would have reached age 70½.  If the participant has started receiving annuity distributions prior to his or her death, distributions must continue at least as rapidly as under the method in effect at the date of death.  Unless temporary relief has been established by law, a penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

Tax-Free Transfers and Rollovers.  Total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances.  In addition, a distribution from a Section 403(b) annuity may be rolled over into a qualified plan, a Section 457(b) plan sponsored by a governmental entity, an Individual Retirement Account (“IRA”) or another Section 403(b) annuity contract.  Such a rollover must be completed within 60 calendar days of receipt of the distribution.  The portion of any distribution which is eligible to be rolled over is subject to 20% federal income tax withholding unless the participant elects a direct rollover of such distribution to a qualified plan, a Section 457(b) plan sponsored by a governmental entity,  or to an IRA or other Section 403(b) program.  Total or partial amounts may be transferred in a trustee-to-trustee transfer to a defined benefit governmental plan to purchase past service credit if permitted under the terms of the governmental defined benefit plan.  Total or partial distributions may be converted directly to a Roth IRA, but must be included as income for federal income tax purposes.

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Sections 401(a), 401(k) and 403(a) Qualified Pension, Profit-Sharing or Annuity Plans

Premium Deposits.  Premium deposits made by an employer or a self-employed individual under a pension, profit-sharing or annuity plan qualified under Section 401(a) or Section 403(a) of the Code are excluded from the gross income of the employee for federal income tax purposes.  Payments made by an employee generally are made on an after-tax basis, unless they are made on a pre-tax basis by reason of Sections 401(k), 403(b) or 414(h) of the Code.

Taxation of Distributions.  Distributions from contracts purchased under qualified plans are generally taxable as ordinary income, except to the extent allocable to an employee’s after-tax contributions (which constitute the “investment in the contract”).  If a distribution is made in the form of annuity payments, a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is allocable to the taxpayer’s after-tax contributions to the plan.  In general, the excludable amount is determined by dividing the after-tax contributions (basis) by the anticipated number of payments to be made under the contract.  Taxable distributions received from an account under a qualified plan prior to reaching of age 59½ are subject to the same 10% penalty tax (and the same exceptions) as described with respect to Section 403(b) annuities.

Required Distributions.  The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuities.

Tax-Free Rollovers.  The taxable portion of certain distributions from a plan qualified under Sections 401(a) or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity, to another such plan, or to a Section 403(b) or 457(b) plan sponsored by a governmental entity.  Such a rollover must be completed within 60 calendar days of receipt of the qualifying distribution.  The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a), 403(a), 403(b), or 457(b) plan is subject to 20% federal income tax withholding unless the participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan, or Section 403(b) or 457(b) plan.

Roth Contributions

The Code allows individuals to make elective contributions on an after-tax basis to a 403(b) Tax Deferred Annuity and a tax-qualified plan with a 401(k) feature if permitted under the terms of the employer’s plan or policies.  These contributions are added to pre-tax employee contributions for purposes of the individual’s elective deferral limits of the Code.  Roth contributions and their earnings will be accounted for separately from pre-tax contributions.

Qualified distributions from designated Roth accounts are free from federal income tax.  A qualified distribution requires that an individual has held the designated Roth account for at least five years and, in addition, that the distribution is made either after the individual reaches age 59½, or on the individual’s death or disability.  The 10% penalty tax and the regular exceptions to the 10% penalty tax apply to taxable distributions from a Roth account.  Amounts may be rolled over from an individual’s designated Roth account to another designated Roth account or a Roth IRA established for the individual in the future.

Currently, we do not permit designated Roth contributions to a participant’s account.  However, we may permit participants to make Roth contributions in the future.

Individual Retirement Annuities (IRAs)

Traditional IRAs

Premium Deposits.  Federal tax laws limit the extent to which individuals may make tax-deductible contributions for traditional IRA contracts and the circumstances under which such contributions may be made.    An individual may not make tax-deductible contributions for the year in which the individual reaches age 70½ or any subsequent year.  Purchasers of policies to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Taxation of Distributions.  Distributions from IRA contracts are taxed as ordinary income to the recipient except to the extent allocable to the recipient’s non-deductible contributions (which constitute the “investment in the contract”).  If a distribution is made in the form of an annuity, the rules for determining the taxable portion of a distribution are similar to the rules described with respect to pension, profit-sharing, and annuity plans.  In addition, a 10% penalty tax generally will be imposed on taxable distributions received before the year in which the recipient reaches age 59½, except that distributions made on account of death or disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the participant (or the joint lives or joint life expectancies of the participant and beneficiary) are not subject to the penalty tax.  In addition, early withdrawals for the purchase of a home by a first-time home buyer (subject to a $10,000 lifetime limit on the amount of such withdrawals) or for the payment of qualified higher education expenses, medical expenses (in limited circumstances) or medical insurance (in limited circumstances) are not subject to the penalty tax.  Other exceptions may also apply, depending on the specific circumstances of the withdrawal or distribution.

Required Distributions.  The minimum distribution requirements for IRA contracts are generally the same as described with respect to Section 403(b) annuities, except that no amounts are exempted from the minimum distribution requirements.  In all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the participant attains age 70½ and if the participant’s spouse is the beneficiary, the spouse may elect to treat the decedent’s IRA as his or her own IRA.

Tax-Free Rollovers.  The Internal Revenue Service has ruled (in Revenue Ruling 78-406) that total or partial amounts may be directly transferred tax-free from an IRA to another IRA.  Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing or annuity plan, a 457(b) plan sponsored by a governmental entity, or a Section 403(b) annuity contract to an IRA contract under certain conditions.  An IRA may be rolled over on a tax-free basis to a 457(b) plan sponsored by a governmental entity,  a Section 403(b) annuity contract, or to another IRA; provided that, not more than one such rollover may be made during any twelve-month period from the same IRA.  Subject to certain limitations, a tax-free rollover may be made from an IRA to a qualified employer pension, under certain conditions.  In order to qualify for tax-free treatment, all rollovers must be completed within 60 calendar days after the distribution is received.

Roth IRAs

Premium Deposits.  The “Roth IRA” permits individuals to make non-deductible contributions and, if specific requirements are met, receive distributions that are tax free.  The Roth IRA is an individual retirement account and is treated in the same manner as a regular IRA with certain exceptions.  An individual can make an annual non-deductible contribution to a Roth IRA, subject to annual maximum contributions established by the Code.   Varying limitations and/or phase-out provisions may apply, depending on the person’s adjusted gross income and tax filing status.

Taxation of Distributions.  Distributions from a Roth IRA are not includible in income if the contribution to which the distribution relates is a “qualified distribution.”  A “qualified distribution” is a distribution which is made (i) after the individual has held the Roth IRA for at least five years, and (ii) on or after the recipient becomes age 59½, on account of death, or disability or for a qualified first-time home buyer expense (subject to certain lifetime limitations on the amount).  Non-qualifying distributions from a Roth IRA are includible in income to the extent of earnings on contributions.  Distributions that are attributable to contributions to a Roth IRA are received tax free, since these contributions were nondeductible.  The 10% penalty tax (and the exemptions) applicable to traditional IRA distributions also applies to taxable Roth IRA distributions.

Required Distributions.  Roth IRAs are not subject to minimum distribution rules before death.

Tax-Free Rollovers.  If certain requirements are met, a tax-free rollover may be made to a Roth IRA from (a) another Roth IRA or (b) a traditional IRA that meets the Code’s requirements for the exclusion of a rollover.

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Simplified Employee Pension Plans

Premium Deposits.  Employers may establish a type of IRA plan referred to as a Simplified Employee Pension plan (“SEP”).  Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for federal income tax purposes.  Employer contributions to a SEP cannot exceed certain maximum amounts established by the Code.

Salary Reduction SEPs.  Under limited circumstances, and generally only for years prior to 1997, federal tax law allows employees of certain small employers to have elective contributions made to the SEP on the employees’ behalf on a salary reduction basis.  Employees of tax-exempt organizations are not eligible for this type of SEP.  Generally, only certain small employers who have SEPs that permitted elective salary reduction contributions on December 31, 1996 may continue to allow salary reduction contributions after 1997.

Taxation of Distributions.  SEP distributions are subject to taxation in the same manner as traditional IRA distributions.

Required Distributions.  SEP distributions are subject to the same minimum required distribution rules applicable to traditional IRAs.

Tax-Free Rollovers.  Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 calendar days after the distribution is received and is done no more frequently than once every twelve months.  In addition, a distribution from a SEP may be rolled over tax-free into a traditional IRA in the same manner as a distribution from a traditional IRA.  A SEP may also receive a rollover contribution from a qualified employer pension, profit-sharing or annuity plan, a Section 457(b) plan sponsored by a governmental entity, a Section 403(b) annuity contract or a traditional IRA in the same manner as a traditional IRA.

Diversification

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract.  American Fidelity Assurance Company believes that Dual Strategy Fund is being managed so as to comply with the requirements.  However, due to the uncertainty and lack of guidance with respect to diversification requirements, American Fidelity Assurance Company reserves the right to modify the policy in an attempt to maintain favorable tax treatment.

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OTHER INFORMATION

American Fidelity Assurance Company

American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960.  Its principal executive offices are located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, telephone number 800.662.1106.  American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.

American Fidelity Assurance Company has been a wholly-owned subsidiary of American Fidelity Corporation since 1974.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.  The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.1

Separate Account A

American Fidelity Assurance Company’s board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law.  The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A.  It was organized as an open-end diversified management investment company with its own portfolio of securities.  On January 1, 1999, Separate Account A became a unit investment trust.  As part of the reorganization, the assets of Separate Account A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.  Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

The assets of Separate Account A are held in American Fidelity Assurance Company’s name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company.  Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of other business activities of American Fidelity Assurance Company.  All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard for income, gains and losses of American Fidelity Assurance Company.  American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH® Variable Annuity.

Vanguard VIF Total Stock Market Index Portfolio Separate Account A invests exclusively in the Vanguard VIF Total Stock Market Index Portfolio, which seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.  The investment advisor of the Vanguard VIF Total Stock Market Index Portfolio is The Vanguard Group, Inc.

More information about the Vanguard VIF Total Stock Market Index Portfolio can be found in the Vanguard Summary Prospectus.  You may obtain a full prospectus, statement of additional information and other information about the Vanguard VIF Total Stock Market Index Portfolio free of charge by contacting our Annuity Services Department as instructed on page 1. You should read Vanguard Summary Prospectus carefully before investing.

Underwriter

American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

LEGAL PROCEEDINGS

There are no material pending legal proceedings affecting Separate Account A, Dual Strategy Fund, American Fidelity Assurance Company or American Fidelity Securities, Inc.

FINANCIAL STATEMENTS

The financial statements of American Fidelity Separate Account A and of American Fidelity Assurance Company and Subsidiaries are included in the Statement of Additional Information.

1 Office re-location in progress as of the date hereof.  New address will be 9000 N. Broadway, Oklahoma City, Oklahoma  73114 upon completion of re-location in late 2015 to mid-2016.

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TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

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________________________		PLACE
________________________		STAMP
________________________		HERE

American Fidelity Assurance Company
P.O. Box 25520
Oklahoma City, OK 73125-0520

Attention: Annuity Services Department

Please send me the Statement of Additional Information for the following:

□ AFPR1ME GROWTH® Variable Annuity
□ Vanguard VIF Total Stock Market Index Portfolio

Name ________________________________________________________________
(please print)
Address ________________________________________________________________

________________________________________________________________

________________________________________________________________

AFPR1ME
GROWTH®
Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2015

This Statement of Additional Information is not a prospectus.  You should read this document in conjunction with the Prospectus dated May 1, 2015 relating to the AFPR1ME GROWTH® Variable Annuity.

The Prospectus concisely sets forth information that a prospective investor should know before investing.  For a copy of the Prospectus,

write to us at:	call us at:	e-mail us at:
P.O. Box 25520	800-662-1106	va.help@americanfidelity.com
Oklahoma City, Oklahoma 73125-0520

AFPR1ME
GROWTH®
Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2015

GENERAL INFORMATION AND HISTORY

American Fidelity Separate Account A is offering the AFPR1ME GROWTH® Variable Annuity to employers and self-employed individuals for use in qualified retirement plans.  The depositor, American Fidelity Assurance Company, was organized in Oklahoma in 1960 and is a wholly owned subsidiary of American Fidelity Corporation, a Nevada insurance holding company.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

ANNUITY PAYMENTS

Upon investing in the AFPR1ME GROWTH® Variable Annuity, you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity.  Annuity payments may be made on a variable basis and/or a fixed basis.

Fixed Annuity Payments

The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 4% annuity table in the contract.  The fixed annuity provides a 4% annual guaranteed interest rate on all annuity options.  American Fidelity Assurance Company may pay or credit excess interest on a fixed annuity at its discretion.

Variable Annuity Payments

A participant may elect a variable annuity payout.  Variable annuity payments reflect the investment performance of the Vanguard VIF Total Stock Market Index Portfolio during the annuity period.  Variable annuity payments are not guaranteed as to dollar amounts.

American Fidelity Assurance Company will determine the first annuity payment by using the 4.5% annuity table in the contract.  It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a participant account after deducting any applicable premium taxes.

The value of a participant account is determined by multiplying the participant’s accumulation units by the accumulation unit value on the fourteenth calendar day before the first annuity payment.  The first annuity payment varies according to the annuity option selected and the participant’s age.

American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value on the annuity date.  This sets the number of annuity units.  The number of annuity units payable remains the same unless a participant transfers a portion of the annuity benefit to a fixed annuity.  The dollar amount is not fixed and will change from month to month.

The dollar amount of annuity payments after the first payment is determined by multiplying the fixed number of annuity units per payment by the annuity unit value on the fourteenth calendar day preceding the payment date.  The result is the dollar amount of the payment.

Annuity Unit

The value of an annuity unit is determined by multiplying the value of an annuity unit for the immediately preceding period by the product of (1) the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and (2) 0.9998794.

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Variable Annuity Formulas

The following formulas summarize the annuity payment calculations described above:

Number of Variable Annuity Units	=	Dollar Amount of First Monthly Payment
Variable Annuity Unit Value on Date of First Payment

		Value of Annuity				Net Investment Factor
Annuity Unit Value	=	Unit on Preceding	X	0.9998794	X	for 14th Day Preceding
		Valuation Date				Current Valuation Date

Dollar Amount		Number of		Annuity Unit Value
of Second and	=	Annuity Units	X	for Period in Which
Subsequent Annuity		Per Payment		Payment is Due
Payments

FEDERAL INCOME TAX CONSIDERATIONS
Note: The following is a description of federal income tax law applicable to tax-qualified annuities in general.  Purchasers are cautioned to seek competent tax advice regarding the matters discussed in the Prospectus and this Statement of Additional Information.  American Fidelity Assurance Company does not guarantee the tax status of the policies.  Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws.  It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.  Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), governs taxation of annuities in general.  A participant is not taxed on increases in the value of his or her participant account until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected.  For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the participant’s cost basis, which may be zero.  The taxable portion of a lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income.  For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the participant’s cost basis (adjusted for any period certain or refund feature) bears to the expected return under the contract.  For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a variable annuity option is determined by dividing the participant’s cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid.  Payments received after the participant’s investment has been recovered (i.e., when the total of the excludable amounts equal the participant’s investment) are fully taxable.  The taxable portion is taxed at ordinary income rates.  For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities (“Qualified Plans”), the exclusion amount is generally determined by dividing the cost-basis of the contract by the anticipated number of payments to be made under the contract.  Participants, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

American Fidelity Assurance Company is taxed as a life insurance company under the Code.  For federal income tax purposes, Separate Account A is not a separate entity from American Fidelity Assurance Company, and its operations form a part of American Fidelity Assurance Company.

Diversification

    Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts.  The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”).  Disqualification of the

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contract as an annuity contract would result in imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to the receipt of payments under the contract.  The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations (including Treasury Regulation § 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts such as the contract.  The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above.  Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

American Fidelity Assurance Company intends that Dual Strategy Fund will be managed in such a manner as to comply with these diversification requirements.  However, due to the uncertainty in this area, American Fidelity Assurance Company reserves the right to modify the policy in an attempt to maintain favorable tax treatment.
Multiple IRA Contracts

For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs (“IRA Contracts”), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.

Tax Treatment of Assignments

Contracts issued pursuant to Qualified Plans generally may not be assigned.  The assignment or pledge of an IRA Contract or other policy may be a taxable event.  The owner of a contract should consult competent tax advisers before assigning or pledging the contract.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax withholding.  Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments.  However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax.  The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; (c) contributions made upon hardship of the employee; or (d) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions).  Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Qualified Plans

The contracts offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans and IRAs.  Because of the minimum premium deposit requirements, the contracts may not be appropriate for some periodic payment retirement plans.  Taxation of participants in each Qualified Plan or IRA varies with the type of plan and terms and conditions of each specific plan.  Participants, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan or IRA may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan.  Some retirement plans are subject to distribution and other requirements that are not incorporated into American Fidelity Assurance Company’s administrative procedures.  Participants, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.  The Prospectus, under “Federal Tax Matters,” describes types of qualified plans with which the contract may be used.  Such descriptions are not exhaustive and are for general informational purposes only.  The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances.  Each purchaser should obtain competent tax advice prior to participating in a contract issued under a qualified plan.

4

Contracts issued pursuant to Qualified Plans include special provisions restricting contract provisions that may otherwise be available and described in this Statement of Additional Information.  Generally, contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization.  Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.  Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.

Tax Treatment of Withdrawals

Special Tax Treatment for Lump Sum Distributions from Qualified Plans.  If the taxpayer receives an amount from a Qualified Plan issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment.  The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.

Special Rules for Distributions that are Rolled Over.  Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over in accordance with the provisions of the Code.  These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 calendar days of receipt:

•	To a traditional IRA under Section 408 of the Code;

•	To another, similar Qualified Plan; or

•	To a Section 403(b) Plan or to a 457(b) Governmental Deferred Compensation Plan.

These special rules only apply to distributions that qualify as “eligible rollover distributions” under the Code.  In general, a distribution from a Qualified Plan Contract will be an eligible rollover distribution except to the extent:

•
  It is part of a series of substantially equal periodic payments made for the taxpayer’s life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary under the plan or for a period of more than ten years;

•	It is a required minimum distribution under Section 401(a)(9) of the Code as described below; or

•	It is made from a Qualified Plan by reason of a hardship.

The administrator of the applicable Qualified Plan should provide additional information about these rollover tax rules when a distribution is made.

Distributions in the Form of Annuity Payments.  If any distribution from a Qualified Plan Contract or IRA Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer’s “after-tax” contributions to the contract (and any other cost basis in the contract).  To the extent the annuity payment exceeds such portion, it is includable in income.  The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code.  If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.

Penalty Tax on Withdrawals.  Generally, there is a penalty tax equal to 10% of the portion of any payment from a Qualified Plan Contract or IRA Contract that is included in income.  This 10% penalty will not apply if the distribution meets certain conditions.  Some of the distributions that are excepted from the 10% penalty are listed below:

•	A distribution that is made on or after the date the taxpayer reaches age 59½;

•	A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account;

•	A distribution that is made on or after the death of the taxpayer;

5

•	A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code);

•
  A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer’s life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the Qualified Contract (and, with respect to Qualified Plan Contracts, which begin after the taxpayer separates from service with the employer maintaining the plan);

•	A distribution that is made to the taxpayer by reason of separation from service with the employer maintaining the plan during or after the calendar year in which the taxpayer reaches age 55;

•
  A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions);

•	A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to IRA Contracts);

•
  Distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the taxpayer and his or her spouse and dependents if the taxpayer has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the taxpayer has been re-employed for at least 60 calendar days);

•
  Distributions from an IRA Contract made to the taxpayer to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the taxpayer for the taxable year; and

•	Distributions from an IRA Contract made to the taxpayer which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

•	A Distribution that is converted directly to a Roth IRA.

Required Distributions.  Distributions from a contract issued pursuant to a Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code.  Such rules are summarized below:

•
  For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70½ or the calendar year in which the taxpayer retires;

•	For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 70½; and

•	When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.

In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer’s death.  The applicable plan documents will contain such rules.

Withdrawal Limitations

Contracts issued pursuant to 401(k) Qualified Plans and 403(b) tax-deferred annuities are subject to limitations only when amounts may be distributed.  The Prospectus, under “Federal Tax Matters,” describes the applicable limitations.

6

OFFERING OF THE AFPR1ME GROWTH VARIABLE ANNUITY

American Fidelity Separate Account A offers the AFPR1ME GROWTH® Variable Annuity to employers and self-employed individuals for use in qualified retirement plans.  The AFPR1ME GROWTH® Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.

UNDERWRITER
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The policies are offered on a continuous basis.  The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account A for 2014, 2013 and 2012 were $90,078, $96,676 and $109,075, respectively.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is David R. Carpenter, President and Chief Operations Officer of American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

The financial statements of American Fidelity Separate Account A and the consolidated financial statements and schedules of American Fidelity Assurance Company and Subsidiaries included in this Statement of Additional Information have been audited by KPMG LLP, Independent Registered Public Accounting Firm, as stated in its reports appearing herein.  KPMG LLP’s address is 210 Park Avenue, Suite 2850, Oklahoma City, Oklahoma 73102.

INVESTMENT CONSULTANT

InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company.  Under the investment consultant agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account A and American Fidelity Assurance Company.  InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

American Fidelity Assurance Company, the separate account’s depositor, pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account A.  No such compensation has been paid to InvesTrust Consulting, LLC during the past three years.

LEGAL OPINION

McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the contracts.

FINANCIAL STATEMENTS

Following are the financial statements of American Fidelity Separate Account A and the consolidated financial statements and schedules of American Fidelity Assurance Company and Subsidiaries.  The consolidated financial statements of American Fidelity Assurance Company and Subsidiaries should be considered only as bearing on the ability of American Fidelity Assurance Company and Subsidiaries to meet their obligations under the contracts; they should not be considered as bearing on the investment performance of the assets held in Separate Account A.

2 Office re-location in progress as of the date hereof.  New address will be 9000 N. Broadway, Oklahoma City, Oklahoma  73114 upon completion of re-location in late 2015 to mid-2016.

7

AMERICAN FIDELITY SEPARATE ACCOUNT A

Financial Statements

December 31, 2014

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company and
Contract Owners
American Fidelity Separate Account A:

We have audited the accompanying statement of assets and liabilities of American Fidelity Separate Account A (Account A) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Account A’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2014 were verified by confirmation with the underlying fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Separate Account A as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Oklahoma City, Oklahoma
February 10, 2015

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2014
Investments at fair value:
Vanguard Total Stock Market Index Fund (5,457,565 shares at net asset value of
$33.46 per share) (cost $183,374,046)	$182,610,112
Total assets	182,610,112
Total liabilities	—
Net assets	$182,610,112
Accumulation units outstanding	4,170,681
Accumulation unit value	$43.784
See accompanying notes to financial statements.

2

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statement of Operations
Year ended December 31, 2014
Net investment income:
Investment income distributions from underlying mutual fund	$21,942,168
Miscellaneous Income	698
Mortality and expense fees	(1,724,515)
Net Investment Income	20,218,351
Realized gains/losses on investments:
Realized gains distributions from underlying mutual fund	86,158,834
Proceeds from sales	198,756,710
Cost of investments sold	(228,608,706)
Net realized loss on investments sold	(29,851,996)
Net realized gain on investments	56,306,838
Unrealized appreciation on investments, beginning of year	58,363,494
Unrealized depreciation on investments, end of year	(763,934)
Change in unrealized depreciation	(59,127,428)
Net increase in net assets from operations	$17,397,761
See accompanying notes to financial statements.

3

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statements of Changes in Net Assets
Years ended December 31, 2014 and 2013
	2014	2013
Increase in net assets from operations:
Net investment income	$20,218,351	398,730
Net realized gain on investments	56,306,838	6,729,502
Unrealized appreciation (depreciation) during the year	(59,127,428)	36,650,803
Net increase in net assets from operations	17,397,761	43,779,035
Changes from contract transactions	(12,348,350)	(11,370,185)
Increase in net assets	5,049,411	32,408,850
Net assets, beginning of year	177,560,701	145,151,851
Net assets, end of year	$182,610,112	177,560,701
See accompanying notes to financial statements.

4

AMERICAN FIDELITY SEPARATE ACCOUNT A
Financial Highlights
Five-year period ended December 31, 2014
	2014	2013	2012	2011	2010
Net assets	$182,610,112	177,560,701	145,151,851	135,335,661	144,382,509
Accumulation unit value	43.784	39.748	30.286	26.275	26.511
Number of accumulation units outstanding	4,170,681	4,467,134	4,792,777	5,150,788	5,446,045
Investment income as a percent of average net assets (1)	12.18%	1.21%	1.06%	0.95%	1.27%
Expenses as a percent of average net assets (2)	0.96	0.96	0.96	0.96	0.96
Total return (3)	10.15	31.24	15.27	(0.89)	17.59

(1)	This ratio represents the dividend, excluding distributions of capital gains, received by the underlying mutual fund divided by the average net assets.
(2)
  This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratio includes only those expenses that result in a direct reduction to unit values.
Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)
  The total return for the period indicated, including changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.

See accompanying notes to financial statements.

5

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2014

(1)	Summary of Significant Accounting Policies

(a)	General

American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Account A was formerly known as American Fidelity Variable Annuity Fund A and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account.

Account A is an investment company and applies the specialized accounting and reporting guidance in ASC Topic 946 Financial Services – Investment Companies. In June 2013, the FASB issued Accounting Standards Update No. 2013-08, Financial Services-Investment Companies (Topic 946), Amendments to the Scope, Measurement, and Disclosure Requirements (ASU No. 2013-08). ASU No. 2013-08 provides criteria that govern whether an entity qualifies as an investment company for financial reporting purposes and is effective during interim and annual periods beginning after December 15, 2013. Account A has adopted this guidance in 2014 with no material impact to the financial statements or disclosures.

(b)	Investments

Account A’s investment objectives are primarily long-term growth of capital and secondarily the production of income. On November 26, 2014, investment in the American Fidelity Dual Strategy Fund was substituted with the Vanguard Total Stock Market Index Fund (the Fund). Investments after November 26, 2014 are made in the portfolio of the Fund and are valued at the reported net asset values of such portfolio, which values its investment securities at fair value.

Transactions are recorded on a trade-date basis. Income from dividends and gains from realized gain distributions are recorded on the distribution date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

Account A groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
  Level 3 – significant unobservable inputs (including Account A’s own assumptions used to determine the fair value of investments). There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

(Continued)
6

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used to value Account A’s net assets as of December 31, 2014:

Level 1 – Quoted prices	$182,610,112
Level 2 – Other significant
observable inputs	—
Level 3 – Significant unobservable
inputs	—
Total	$182,610,112

(c)	Income Taxes

Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated federal income tax returns. Account A is not taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account A for federal income taxes. AFA will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Account A recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes. Account A has no unrecognized tax positions at December 31, 2014.

As of December 31, 2014, Account A has no accrued interest and penalties related to unrecognized tax positions. Account A would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2011 through 2014 remain open to examination by the major taxing jurisdictions to which Account A is subject. Account A, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Annuity Reserves

Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5.0% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.

(Continued)
7

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2014

If additional reserves are required, AFA reimburses Account A. At December 31, 2014, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at December 31, 2014.

(e)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)	Variable Annuity Contracts

AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to 0.0026308% of Account A’s daily net assets (0.96025% per annum). All such fees were paid to AFA.

Net purchase payments received represent gross payments less deductions of $132,117and $141,618 for the years ended December 31, 2014 and 2013, respectively. The deductions comprise sales charges (3% of purchase payments), administrative fees (0.25% of purchase payments), minimum death benefits (0.75% of purchase payments), per payment charges ($0.50 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA.

During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units. There are no fees assessed through the redemption of units.

(3)	Unit Activity from Contract Transactions

Contract transactions for the years ended December 31, 2014 and 2013 were as follows:

	Units		Amount
	2,014	2,013	2,014	2,013
Payments received	73,607	94,964	$3,057,167	3,286,574
Withdrawal of funds	(370,060)	(420,607)	(15,405,517)	(14,656,759)
Net change from
contract
transactions	(296,453)	(325,643)	$(12,348,350)	(11,370,185)

(4)	Subsequent Events

Account A has evaluated subsequent events requiring adjustments or disclosure in the financial statements through February 10, 2015, the date the financial statements were issued.

8

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

December 31, 2014 and 2013

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company:

We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 2014 and 2013, and the related consolidated statements of income, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2014. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules III and IV for each of the years in the three-year period ended December 31, 2014. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/KPMG LLP

Oklahoma City, Oklahoma
April 14, 2015

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2014 and 2013
(In thousands)
Assets	2014	2013
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of
$2,792,025 and $2,669,077 in 2014 and 2013, respectively)	$2,948,868	2,679,224
Equity securities available-for-sale, at fair value:
Preferred stocks (cost of $211 in 2014 and 2013)	277	627
Common stocks (cost of $24,069 and $27,374 in
2014 and 2013, respectively)	24,334	27,627
Trading investments	829,148	753,563
Mortgage loans on real estate, net	351,052	336,655
Investment real estate, at cost (less accumulated depreciation of
$3,541 and $2,218 in 2014 and 2013, respectively)	40,131	41,041
Policy loans	51,928	43,976
Short-term and other investments	499	542
	4,246,237	3,883,255
Cash and cash equivalents	133,835	122,939
Accrued investment income	38,592	37,615
Accounts receivable:
Uncollected premiums	65,195	69,692
Reinsurance receivable	1,025,315	1,012,554
Other	14,760	15,000
	1,105,270	1,097,246
Deferred policy acquisition costs	496,907	470,666
Other assets	80,131	80,761
Separate account assets	648,749	592,827
Total assets	$6,749,721	6,285,309

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2014 and 2013
(In thousands)
Liabilities and Stockholder’s Equity	2014	2013
Policy liabilities:
Reserves for future policy benefits:
Life and annuity	$1,026,534	1,009,665
Accident and health	747,535	709,562
Unearned premiums	6,531	5,969
Benefits payable	188,451	181,877
Funds held under deposit administration contracts	1,423,239	1,335,384
Other policy liabilities	131,004	135,033
	3,523,294	3,377,490
Other liabilities:
Funds withheld under reinsurance contract	736,705	729,383
Derivative in funds withheld under reinsurance contract	116,201	51,635
Deferred income tax liability	144,401	84,093
General expenses, taxes, licenses and fees payable,
and other liabilities	136,224	155,236
	1,133,531	1,020,347
Notes payable	536,580	537,148
Capital lease obligation	45,299	62,157
Separate account liabilities	648,749	592,827
Total liabilities	5,887,453	5,589,969
Stockholder’s equity:
Common stock, par value $10 per share. Authorized, issued,
and outstanding, 250,000 shares	2,500	2,500
Additional paid-in capital	31,538	31,538
Accumulated other comprehensive income	92,324	4,991
Retained earnings	735,906	656,311
Total stockholder’s equity	862,268	695,340
Commitments and contingencies (notes 7, 9, 11, 12 and 14)
Total liabilities and stockholder’s equity	$6,749,721	6,285,309
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Income
Years ended December 31, 2014, 2013 and 2012
(In thousands, except per share amounts)
	2014	2013	2012
Insurance revenues:
Premiums:
Life and annuity	$86,560	75,188	68,087
Accident and health	662,652	660,010	633,347
	749,212	735,198	701,434
Investment revenues:
Net investment income	123,641	120,750	117,334
Realized investment gains (losses)	68,560	(65,352)	51,710
Impairment losses recognized in earnings	(334)	(2,318)	(2,733)
Other revenues, net	21,162	12,541	19,587
Total revenues	962,241	800,819	887,332
Benefits:
Benefits paid or provided:
Life and annuity	30,289	26,211	35,349
Accident and health	339,889	331,852	337,100
Interest credited to funded contracts	45,885	49,442	47,375
Change in reserves for future policy benefits:
Life and annuity (net of increase in reinsurance
reserves ceded of $4,965, $5,509 and $15,300
in 2014, 2013 and 2012, respectively)	11,978	(2,388)	18,689
Accident and health (net of increase in reinsurance
reserves ceded of $12,651, $7,438 and
$11,543 in 2014, 2013 and 2012, respectively)	25,046	30,246	51,218
Change in fair value of derivative in funds withheld
under reinsurance contract	64,566	(74,549)	40,377
	517,653	360,814	530,108
Expenses:
Selling costs	149,461	140,941	128,401
Other operating, administrative, and general expenses	142,958	138,830	127,667
Taxes, other than federal income taxes, and licenses
and fees	25,958	20,392	21,105
Net increase in deferred policy acquisition costs	(38,241)	(18,043)	(22,354)
	280,136	282,120	254,819
Total benefits and expenses	797,789	642,934	784,927
Income before income tax expense	164,452	157,885	102,405
Income tax expense:
Current	36,575	40,952	21,741
Deferred	13,282	8,455	10,417
	49,857	49,407	32,158
Net income	$114,595	108,478	70,247
Basic net income per share	$458	434	281
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)
Years ended December 31, 2014, 2013 and 2012
(In thousands)
	2014	2013	2012
Net income	$114,595	108,478	70,247
Other comprehensive income (loss), before tax:
Unrealized gains (losses) on investments available-for-sale:
Unrealized holding gains (losses) arising during period	149,784	(197,543)	81,622
Less reclassification adjustment for gains included
in net income	(3,760)	(7,484)	(12,586)
Plus other-than-temporary impairment losses
recognized in earnings	334	2,318	2,733
Effect on deferred policy acquisition cost	(12,000)	17,458	(6,940)
	134,358	(185,251)	64,829
Income tax benefit (expense) related to items of other
comprehensive income	(47,025)	64,838	(22,690)
Other comprehensive income (loss), net of tax	87,333	(120,413)	42,139
Total comprehensive income (loss)	$201,928	(11,935)	112,386
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Stockholder’s Equity
Years ended December 31, 2014, 2013 and 2012
(In thousands)
			Accumulated
		Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholder’s
	stock	capital	income	earnings	equity
Balance, December 31, 2011	$2,500	31,538	83,265	557,589	674,892
Net income	—	—	—	70,247	70,247
Other comprehensive income	—	—	42,139	—	42,139
Dividends paid	—	—	—	(40,003)	(40,003)
Balance, December 31, 2012	2,500	31,538	125,404	587,833	747,275
Net income	—	—	—	108,478	108,478
Other comprehensive loss	—	—	(120,413)	—	(120,413)
Dividends paid	—	—	—	(40,000)	(40,000)
Balance, December 31, 2013	2,500	31,538	4,991	656,311	695,340
Net income	—	—	—	114,595	114,595
Other comprehensive income	—	—	87,333	—	87,333
Dividends paid	—	—	—	(35,000)	(35,000)
Balance, December 31, 2014	$2,500	31,538	92,324	735,906	862,268
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2014, 2013 and 2012
(In thousands)
	2014	2013	2012
Cash flows from operating activities:
Net income	$114,595	108,478	70,247
Adjustments to reconcile net income to net cash provided
by operating activities:
Provision for depreciation	3,517	3,842	880
Accretion of discount on investments	(2,577)	(2,999)	(3,516)
Realized gains on investments	(4,368)	(10,253)	(13,385)
Net purchases, sales, and maturities of trading
investments	(8,675)	1,877	(27,421)
Net increase in deferred policy acquisition costs	(38,241)	(18,043)	(22,354)
Increase in accrued investment income	(977)	(1,666)	(2,725)
Increase in accounts receivable	(8,024)	(11,908)	(41,515)
(Increase) decrease in other assets, net of realized gains	(1,565)	1,340	(62,816)
Increase in policy liabilities	61,978	40,359	119,686
Interest credited on deposit and other investment-type
contracts	45,885	49,442	47,375
Charges on deposit and other investment-type contracts	(9,087)	(14,240)	(12,026)
Change in general expenses, taxes, licenses
and fees payable, funds withheld under reinsurance
contract and other liabilities	(28,302)	12,089	94,618
Change in fair value of derivative in funds withheld
under reinsurance contract	64,566	(74,549)	40,377
Net change in fair value of trading investments	(64,192)	75,605	(38,325)
Provision for other than temporarily impaired investments	334	2,318	2,733
Deferred income taxes	13,282	8,455	10,417
Total adjustments	23,554	61,669	92,003
Net cash provided by operating activities	138,149	170,147	162,250
Cash flows from investing activities:
Sale, maturity, or repayment of investments:
Fixed maturities available-for-sale	264,107	332,941	574,414
Equity securities available-for-sale	4,838	307	392
Mortgage loans on real estate	69,147	49,656	53,646
Real estate	—	206	—
Net change in short-term and other investments, net of
realized gains	43	10,272	13,337
Purchase of investments:
Fixed maturities available-for-sale	(383,017)	(518,785)	(779,396)
Equity securities available-for-sale	(1,531)	(900)	(825)
Mortgage loans on real estate	(83,690)	(46,988)	(62,948)
Real estate	(412)	(470)	(40,436)
Net change in policy loans	(7,952)	1,335	1,093
Net cash used in investing activities	(138,467)	(172,426)	(240,723)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2014, 2013 and 2012
(In thousands)
	2014	2013	2012
Cash flows from financing activities:
Dividends paid to parent	$(35,000)	(40,000)	(40,003)
Proceeds from notes payable	130,000	75,000	91,193
Repayment of notes payable	(130,568)	(75,988)	(25,000)
Repayment of capital lease obligation	(246)	(883)	—
Deposits to deposit and other investment-type contracts	145,798	147,573	149,686
Withdrawals from deposit and other investment-type contracts	(98,770)	(89,969)	(72,477)
Net cash provided by financing activities	11,214	15,733	103,399
Net change in cash and cash equivalents	10,896	13,454	24,926
Cash and cash equivalents, beginning of year	122,939	109,485	84,559
Cash and cash equivalents, end of year	$133,835	122,939	109,485
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest on notes payable	$18,473	19,163	19,774
Federal income taxes, net of refunds received	39,575	37,745	21,170
Supplemental disclosure of noncash investing and
financing activities:
Change in net unrealized holding gains (losses) on investment available-for-sale net of deferred tax (expense) benefit
of $(51,225), $70,948 and $(25,119) in 2014, 2013
and 2012, respectively	$95,133	(131,761)	46,650
Effect on deferred policy acquisition cost from change in
net unrealized holding gains on investments available-
for-sale, net of deferred tax benefit (expense) of
$4,200, $(6,110) and $2,429 in 2014, 2013 and 2012,
respectively	(7,800)	11,348	4,511
Capital lease asset	—	—	63,040
Capital lease obligation	—	—	63,040
Change in capital lease obligation and asset due to
lease modification	16,612	—	—
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule IV – Reinsurance
Years ended December 31, 2014, 2013 and 2012
(In thousands)
					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net
Year ended December 31, 2014:
Life insurance in force	$24,050,279	9,611,320	29,292	14,468,251	0.20%
Premiums:
Life insurance	$139,049	52,535	46	86,560	0.05%
Accident and health insurance	719,908	102,266	45,010	662,652	6.79
Total premiums	$858,957	154,801	45,056	749,212	6.01%
Year ended December 31, 2013:
Life insurance in force	$23,391,025	9,780,628	29,771	13,640,168	0.22%
Premiums:
Life insurance	$140,361	65,220	47	75,188	0.06%
Accident and health insurance	720,144	115,992	55,858	660,010	8.46
Total premiums	$860,505	181,212	55,905	735,198	7.60%
Year ended December 31, 2012:
Life insurance in force	$22,740,398	10,195,420	30,457	12,575,435	0.24%
Premiums:
Life insurance	$125,644	57,606	49	68,087	0.07%
Accident and health insurance	696,675	112,880	49,552	633,347	7.82
Total premiums	$822,319	170,486	49,601	701,434	7.07%
See accompanying report of independent registered public accounting firm.

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(1)	Business Description and Significant Accounting Policies

(a)	Business

American Fidelity Assurance Company and subsidiaries (AFA or the Company) provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

AFA is licensed in 49 states, as well as the District of Columbia, American Samoa, Puerto Rico and Guam, with approximately 37% of direct premiums written in Oklahoma, Texas and California. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The Life Division was formed upon the acquisition of a block of life business in 2000. This division is marketing individual life products through independent brokers in the United States and Latin America.

(b)	Basis of Presentation and Principles of Consolidation

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP), which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (note 2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

(c)	Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with (U.S. GAAP). Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment. Management believes its estimates and assumptions to be reasonable under the circumstances. The Company adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

 resulting from continuing changes in the economic environment will be reflected in the consolidated financial statements in future periods. Principal estimates that could change in the future are the fair value of investments, whether an available-for-sale security is other-than-temporarily impaired, and the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

(d)	Investments

The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans and short-term and other investments. Management records investments on the trade date and determines the appropriate classification of investments at the time of purchase. Held-to-maturity debt securities are those securities that management has the intent and the Company has the ability at the time of purchase to hold until maturity, and they are carried at amortized cost. Trading securities are bought and held principally for the purpose of selling them in the near term and are carried at fair value. Investments held for indefinite periods of time and not intended to be held to maturity or for trading are classified as available-for-sale and carried at fair value. All of the Company’s investments are classified as available-for-sale or trading.

The effects of unrealized holding gains and losses on trading securities are included in the accompanying consolidated statements of income. The effects of unrealized holding gains and losses on securities available-for-sale are reported in the accompanying consolidated statements of comprehensive income. Transfers of securities between categories are recorded at fair value at the date of transfer.

Short-term investments are reported at amortized cost, which approximates fair value. Equity securities (common and nonredeemable preferred stocks) are reported at fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investments in real estate are carried at cost less accumulated depreciation. Investments in real estate, excluding land, are depreciated on a straight-line basis using an estimated life of no more than 39 years. Policy loans are reported at the unpaid balance.

Realized gains and losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective-interest method. Such amortization and accretion is included in the net investment income line item in the consolidated statements of income. Investment income from asset-backed, loan-backed, structured securities and mortgage loans is recognized based on the constant effective-yield method, which includes an adjustment for estimated principal prepayments, if any. The effective yield used to determine amortization for securities subject to prepayment risk is recalculated and adjusted periodically based upon actual historical and/or projected future cash flows, which are obtained from a widely accepted securities data provider. Dividend and interest income are recognized when earned. Rental income on real estate is recognized on a straight-line basis over the lease term.

Accrual of income is suspended on fixed maturities or mortgage loans that are in default. Interest income on investments in default is recognized only when payments are received. Investments

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

included in the consolidated balance sheet that were not income producing for the preceding twelve months were not material.

To maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

The Company limits its risk by investing in fixed maturities and equity securities of investment-grade rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. The Company does not purchase fixed maturities that are below investment-grade; however, certain securities have dropped below investment-grade after they were acquired. Certain fixed maturities are guaranteed by the United States government. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals.

One of the significant considerations related to available-for-sale securities is the evaluation of impairments on investments. In the assessment to determine if a decline in the estimated fair value of any given security is other-than-temporary, management evaluates the following factors: (1) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; (2) the recoverability of principal and interest for fixed maturity securities, or cost for equity securities; (3) the length of time and extent to which the fair value has been less than amortized cost for fixed maturity securities, or cost for equity securities; and (4) the financial condition of the issuer, including near-term and long-term prospects, the relevant industry conditions and trends, and implications of rating agency actions and offering prices.

If management determines that a decline in the value of an equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss in the period such a determination was made. For debt securities, the amount of the other than temporary impairment (OTTI) recognized in earnings depends on whether the Company intends to sell or more likely than not will be required to sell the security before recovery. If either one of these criteria is met, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost and its estimated fair value at the impairment measurement date. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss recognized in earnings at an amount equal to the difference between the amortized cost and the present value of anticipated cash flows, and a noncredit loss recognized in other comprehensive income for any difference between the fair value and the net present value of anticipated cash flows. Any subsequent recoveries in value, other than amounts accreted to the expected recovery amount, are recognized at disposition.

The risks inherent in assessing the impairment of an investment include the risk that market factors may differ from the Company’s projections and the risk that facts and circumstances factored into the Company’s assessment may change with time and may lead to a different impairment conclusion in future periods.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(e)	Fair Value Measurements

In accordance with guidance on fair value measurements and disclosures, the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels are as follows:

•	Level 1 inputs are quoted prices in active markets for identical securities

•	Level 2 inputs are other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 inputs are significant unobservable inputs (including the Company’s own assumptions used to determine the fair value of investments).

(f)	Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

(g)	Recognition of Premium Revenue and Related Costs

Revenues from life, payout annuity (with life contingencies), and long-duration accident and health policies represent premiums recognized when due from policyholders and are included in life and annuity, and accident and health premiums. Premiums related to short-duration accident and health policies are recognized over the applicable premium-paying period. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits. The Company’s earnings related to annuity products are impacted by conditions in the overall interest rate environment.

Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

Revenues from universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(h)	Policy Acquisition Costs

The Company defers acquisition costs that are directly related to the successful acquisition of business. Direct costs deferred consist principally of field sales compensation, commissions, and underwriting and issue costs. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium-paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium-paying period of the policies based on the Company’s experience. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable. As part of the required accounting for unrealized gains and losses, the Company also adjusts DAC to recognize the adjustment as if the unrealized gains and losses from securities classified as available-for-sale had been realized.

(i)	Policy Liabilities

Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company’s experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The cancer reserves for benefits payable and the group disability reserves for benefits payable are discounted at 4.5% and 4.75% at December 31, 2014 and 2013, respectively. The discount used is based on the yield on assets supporting the blocks of business. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company’s best estimate of the ultimate value, actual results may vary from these estimates.

(j)	Reinsurance

The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the consolidated balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

(k)	Income Taxes

Income taxes are accounted for under the asset-and-liability method as prescribed by the applicable accounting standards. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss, capital loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company recognizes and measures unrecognized income tax positions as prescribed by the applicable accounting standards for income taxes. The accounting guidance clarifies the accounting for unrecognized income tax positions in an enterprise’s consolidated financial statements and requires that realization of an unrecognized income tax position must be “more likely than not” (i.e., greater than 50% likelihood of receiving a benefit) before it can be recognized in the consolidated financial statements. Further, the guidance prescribes the benefit to be recorded in the consolidated financial statements as the amount most likely to be realized assuming a review by tax authorities having all relevant information and applying current tax laws. The Company recognizes any interest accrued in interest expense and any penalties accrued in operating expense that relate to unrecognized income tax positions.

(l)	Capital Lease Assets and Equipment

Capital lease assets and equipment, which are included in other assets, are stated at cost less accumulated depreciation and are depreciated on a straight-line basis using estimated lives of three to ten years for equipment and the shorter of the useful life of the capital lease asset or the lease term of 20 years. The balance of the capital lease asset and equipment at December 31, 2014 and 2013, was approximately $41,715,000 and $62,001,000, respectively. This reflects modifications to the capital lease agreement in 2014.  Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation is eliminated and any related gain or loss is included in income.

(m)	Company-Owned Life Insurance

The Company is the owner of three single premium insurance policies and one group variable life insurance policy for certain current executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, were purchased in 2010 and 2014.  The policies are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $31,935,000 and $16,419,000 as of December 31, 2014 and 2013, respectively, and are included in other assets. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $80,217,000 and $40,101,000 as of December 31, 2014 and 2013, respectively.

(n)	Separate Accounts

The Company maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A), American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account A, Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of Account A, Account B, and Account C are segregated from the Company’s assets. The assets are held for the exclusive benefit of the variable annuity contract

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The following table summarizes the inputs used to value the separate accounts’ net assets as of December 31 (in thousands):

	2014	2013
Level 1 – Quoted prices	$648,749	592,827
Level 2 – Other significant observable inputs	—	—
Level 3 – Significant unobservable inputs	—	—
Total	$648,749	592,827

There were no transfers of securities between levels during the years.

(o)	Basic Net Income per Share

Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 2014, 2013 and 2012, the weighted average number of shares outstanding was 250,000. There are no dilutive shares outstanding.

(p)	Derivative in Funds Withheld under Reinsurance Contract

The Company follows the applicable accounting guidance on embedded derivatives related to modified coinsurance arrangements. The Company’s funds withheld under reinsurance contract contains an embedded derivative, which requires bifurcation and separate accounting under the guidance. At December 31, 2014 and 2013, the balance of the funds withheld under reinsurance contract was approximately $736,705,000 and $729,383,000, respectively. The identified embedded derivative closely resembles a total return swap. A valuation model was developed to arrive at an estimate of the fair value of the embedded derivative that uses various assumptions regarding future cash flows under the affected reinsurance contract. The assumptions for the value of the derivative include the difference between the book and market value of the underlying investment portfolio and the present value of the future Interest Maintenance Reserve (IMR) amortization. The LIBOR/swap curve is used to calculate the present value of the future IMR amortization using rates published by LIBOR and the U.S. Federal Reserve on the last day of each quarter.

The change in the embedded derivative for the years ended December 31, 2014, 2013 and 2012 of approximately $(64,566,000), $74,549,000 and $(40,377,000), respectively, is included in the consolidated statements of income as the change in the fair value of derivative in funds withheld under reinsurance contract.

(q)	Reclassification

Certain prior year amounts have been reclassified to conform to the current year presentation.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(r)	Recently Adopted Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (Topic 820). ASU 2011-04 provides a consistent definition of fair value and ensures that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. This guidance is effective for annual periods beginning after December 15, 2011. The provisions of this update were adopted and are included in the notes to the consolidated financial statements.

(s)	New Accounting Pronouncements

In February 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-02, “Consolidation: Amendment to the Consolidate Analysis.”  This revised standard improves targeted areas of the consolidation guidance and reduces the number of consolidation models.  This update is effective for annual and interim periods in fiscal years beginning after December 15, 2015, with early adoption permitted.  The Company does not expect the adoption of ASU 2015-02 to have a material impact on the consolidated financial position or results of operations.

In May 2014, the FASB issued guidance in ASU No. 2014-09, outlining a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers.  This guidance requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  Additionally, this guidance expands related disclosure requirements.  This guidance is effective for reporting periods beginning after December 15, 2016.  The Company is currently evaluating the impact this guidance will have on the consolidated financial position and results of operations.

(2)	Statutory Financial Information

The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from financial statements prepared on the basis of U.S. GAAP. The Company reported statutory net income for the years ended December 31, 2014, 2013 and 2012 of approximately $69,252,000, $71,728,000 and $58,513,000, respectively. The Company reported statutory capital and surplus at December 31, 2014 and 2013 of approximately $380,373,000 and $342,671,000, respectively.

Retained earnings of the Company are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year. The maximum dividend payout, which may be made without prior approval

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

 in 2014, is approximately $69,506,000, which is the statutory net gain from operations at December 31, 2014.

(3)	Investments

Investment income for the years ended December 31 is summarized below (in thousands):
	2014	2013	2012
Interest on fixed maturities	$169,023	166,198	162,820
Dividends on equity securities	1,266	908	833
Interest on mortgage loans	22,449	22,723	22,401
Investment real estate income	4,800	4,886	3,257
Interest on policy loans	3,135	2,932	3,058
Interest on short-term investments	6	44	68
Other	582	330	464
	201,261	198,021	192,901
Less reinsurance allowance for investment
income under funds withheld
arrangement (note 12)	(42,832)	(42,671)	(42,648)
Less investment expenses	(34,788)	(34,600)	(32,919)
Net investment income	$123,641	120,750	117,334

Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

	2014		2013		2012
	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
Fixed maturities available-for-sale	$3,760	146,696	7,481	(203,316)	12,586	71,742
Equity securities available-for-sale	—	(338)	4	607	—	27
Trading securities	753	—	2,662	—	891	—
Trading securities (not recognized)	64,192	—	(75,605)	—	38,325	—
Other-than-temporary impairments	(334)	—	(2,318)	—	(2,733)	—
Mortgage loans and real estate	(145)	—	106	—	(93)	—
Short term and other	—	—	—	—	1	—
	$68,226	146,358	(67,670)	(202,709)	48,977	71,769

Included in the above realized gains (losses) is the decrease (increase) in the allowance for possible losses on mortgage loans of approximately $(145,000), $27,000 and $(93,000) in 2014, 2013 and 2012, respectively.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

The gross unrealized holding gains on equity securities available-for-sale were approximately $334,000, $669,000 and $192,000 in 2014, 2013 and 2012, respectively. The gross unrealized holding losses on equity securities available-for-sale were approximately $3,000 in 2014, $0 in 2013 and approximately $130,000 in 2012.

The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):
	December 31, 2014
		Gross	Gross
		unrealized	unrealized
	Amortized	holding	holding	Estimated
	cost	gains	losses	fair value
U.S. Treasury securities	$499	—	(1)	498
Obligations of U.S. government
agencies	8,814	1,041	—	9,855
States and territories	306,248	35,950	(167)	342,031
Special revenue	308,715	12,928	(5,167)	316,476
Foreign government	28,956	2,018	—	30,974
Corporate securities	1,360,903	83,096	(14,571)	1,429,428
Mortgage-backed securities	777,890	48,443	(6,727)	819,606
Total	$2,792,025	183,476	(26,633)	2,948,868

	December 31, 2013
		Gross	Gross
		unrealized	unrealized
	Amortized	holding	holding	Estimated
	cost	gains	losses	fair value
U.S. Treasury securities	$1,000	1	—	1,001
Obligations of U.S. government
agencies	10,469	1,177	—	11,646
States and territories	298,920	15,653	(4,993)	309,580
Special revenue	308,701	8,797	(28,335)	289,163
Foreign government	35,941	662	(36)	36,567
Corporate securities	1,216,730	53,806	(36,539)	1,233,997
Mortgage-backed securities	797,316	24,616	(24,662)	797,270
Total	$2,669,077	104,712	(94,565)	2,679,224

The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31, 2014 are shown below (in thousands) by effective maturity. Expected maturities will differ

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

 from effective maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	cost	fair value
Due in one year or less	$15,556	16,135
Due after one year through five years	380,428	411,436
Due after five years through ten years	838,858	861,460
Due after ten years	779,293	840,231
	2,014,135	2,129,262
Mortgage-backed securities	777,890	819,606
Total	$2,792,025	2,948,868

Proceeds from sales of investments in fixed maturities available-for-sale were approximately $114,092,000, $105,698,000 and $163,336,000 in 2014, 2013 and 2012, respectively. Gross gains of approximately $4,911,000, $6,086,000 and $10,959,000 were realized in 2014, 2013 and 2012, respectively. Gross losses of approximately $2,556,000, $593,000 and $56,000 were realized on those sales in 2014, 2013, and 2012, respectively. In addition, the Company realized net gains of approximately $1,405,000, $1,988,000 and $1,683,000 during 2014, 2013 and 2012, respectively, on investments in fixed maturities that were called or prepaid. During 2014, 2013 and 2012, the Company had certain securities that were other-than-temporarily impaired related to credit risk which created losses of approximately $334,000, $2,318,000 and $2,733,000, respectively.

The Company’s common stock consists primarily of Federal Home Loan Bank common stock.

At December 31, 2014 and 2013, the Company maintained a portfolio of investment securities classified as trading with a fair value of approximately $829,148,000 and $753,563,000, respectively. These investments are subject to price volatility associated with any interest-bearing instrument. Net realized gains on trading securities during the years ended December 31, 2014, 2013 and 2012 were approximately $753,000, $2,662,000 and $891,000, respectively, and are included in net investment income. Net unrealized holding gains (losses) on trading securities held at December 31, 2014, 2013 and 2012 were approximately $89,439,000, $25,247,000 and $100,852,000, respectively.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

Gross unrealized losses on investment securities available for sale and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows (in thousands):

	December 31, 2014
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
U.S. Treasury securities	$497	(1)	—	—	497	(1)
States and territories	—	—	11,597	(167)	11,597	(167)
Special revenue	2,999	(1)	161,849	(5,166)	164,848	(5,167)
Corporate securities	62,774	(1,316)	282,534	(13,255)	345,308	(14,571)
Mortgage-backed securities	7,025	(71)	83,748	(6,656)	90,773	(6,727)
Subtotal Debt Securities	73,295	(1,389)	539,728	(25,244)	613,023	(26,633)

Common Stocks	97	(3)	—	—	97	(3)
Total	$73,392	(1,392)	539,728	(25,244)	613,120	(26,636)

	December 31, 2013
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
Foreign government	$11,948	(36)	—	—	11,948	(36)
States and territories	61,662	(4,960)	478	(33)	62,140	(4,993)
Special revenue	160,058	(24,113)	20,711	(4,222)	180,769	(28,335)
Corporate securities	394,613	(22,998)	139,995	(13,541)	534,608	(36,539)
Mortgage-backed securities	244,965	(13,573)	62,964	(11,089)	307,929	(24,662)
Total	$873,246	(65,680)	224,148	(28,885)	1,097,394	(94,565)

The unrealized losses in U.S. Treasury securities and obligations of U.S. government agencies and states and territories are due to interest rate fluctuations, which result in a decline in market values from original purchase price.  The securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment.  The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability to hold these investments and does not intend to sell until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in special revenue securities are comprised of general obligations of U.S. government sponsored agencies for which the U.S. government is indirectly obligated. The unrealized loss is due to interest rate fluctuations which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability to hold these investments and does not intend to sell until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to the current market and economic environment, which is affecting corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy continues to trend downward or interest rates rise. Because the decline in fair value is attributable to economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in mortgage-backed securities are comprised of mortgage-backed obligations of U.S. government-sponsored agencies for which the U.S. government is indirectly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that are affecting the mortgage-backed sector. The credit quality on some mortgage-backed bonds has declined due to the large number of defaults on residential mortgage loans. Because the decline in fair value is attributable mainly to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other-than-temporarily impaired.

At December 31, 2014 and 2013, investments with carrying values of approximately $2,903,000 and $2,899,000, respectively, were on deposit with state insurance departments as required by statute.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(4)	Fair Value Measurements

(a)	Fair Value Hierarchy

The following table presents the assets and liabilities that the Company measured at fair value on a recurring basis at December 31, 2014:

	Level 1	Level 2	Level 3	Total
Asset class:
Available-for-sale:
U.S. Treasury bonds	$498	—	—	498
U.S. agency bonds	—	9,855	—	9,855
Municipal bonds	—	342,031	—	342,031
Special revenue	—	310,415	6,061	316,476
Foreign government	—	30,974	—	30,974
Corporate bonds	—	1,167,220	262,208	1,429,428
Mortgage-backed	—	793,141	26,465	819,606
Trading:
U.S. Treasury bonds	685	—	—	685
Municipal bonds	—	108,639	—	108,639
Special revenue	—	38,627	3,091	41,718
Foreign government	—	5,452	—	5,452
Corporate bonds	—	595,106	18,169	613,275
Mortgage-backed	—	51,084	8,295	59,379
Preferred stock	277	—	—	277
FHLB common stock	23,868	—	—	23,868
Common stock – other	369	97	—	466
Total	$25,697	3,452,641	324,289	3,802,627
Liabilities:
Derivative in funds
withheld	$—	116,201	—	116,201
Total	$—	116,201	—	116,201

There were no transfers between Levels 1 and 2 during the year.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

The following table presents the change for the year ended December 31, 2014 in the assets measured at fair value using unobservable inputs (Level 3):

	Fixed
	maturities
	available-	Trading
	for-sale	securities	Total
Beginning balance	$265,872	27,040	292,912
Purchases	54,193	3,102	57,295
Sales	(38,254)	(3,852)	(42,106)
Realized loss	(1,540)	(1,259)	(2,799)
Accretion/amortization	17	10	27
OTTI	—	—	—
Change in market value	13,589	1,935	15,524
Transfers in and/or out of Level 3	857	2,579	3,436
Ending balance	$294,734	29,555	324,289

Significant unobservable inputs used in Level 3 fair value measurements for financial assets measured at fair value on a recurring basis at December 31, 2014 are summarized below:

Fair value
	at December 31,	Valuation	Unobservable	Range
	2014	techniques	input	(average)
Private placements	$289,529	Spread Matrix	Spreads	56 bps to 350 bps
(175bps avg)
			Ave Life	0.02 yrs – 14.00
yrs (7.10yrs
avg)
Structured notes	$34,760	Discounted
		Cash flow	Discount Rate	7.60% to 7.69%
(7.65% Avg)
			Recovery Rate	0% for Insurance Companies
& 10% for
Banks
			Default	AM Best Ratings
			probability	mapped to their
respective idealized
default probability

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

The following table presents the assets and liabilities that the Company measured at fair value on a recurring basis at December 31, 2013:

	Level 1	Level 2	Level 3	Total
Asset class:
Available-for-sale:
U.S. Treasury bonds	$1,001	—	—	1,001
U.S. agency bonds	—	11,646	—	11,646
Municipal bonds	—	305,565	4,015	309,580
Special revenue	—	288,483	680	289,163
Foreign government	—	36,567	—	36,567
Corporate bonds	—	987,405	246,592	1,233,997
Mortgage-backed	—	782,685	14,585	797,270
Trading:
U.S. Treasury bonds	706	—	—	706
Municipal bonds	—	101,309	—	101,309
Special revenue	—	33,810	—	33,810
Foreign government	—	5,353	—	5,353
Corporate bonds	—	518,369	21,501	539,870
Mortgage-backed	—	66,976	5,539	72,515
Preferred stock	627	—	—	627
FHLB common stock	27,275	—	—	27,275
Common stock – other	352	—	—	352
Total	$29,961	3,138,168	292,912	3,461,041
Liabilities:
Derivative in funds
withheld	$—	51,635	—	51,635

Total	$—	51,635	—	51,635

There were no transfers between levels 1 and 2 during the year.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

The following table presents the change for the year ended December 31, 2013 in the assets measured at fair value using unobservable inputs (Level 3):

	Fixed
	maturities
	available-	Trading
	for-sale	securities	Total
Beginning balance	$246,327	37,291	283,618
Purchases	38,457	450	38,907
Sales	(8,429)	(5,561)	(13,990)
Realized gain (loss)	823	(84)	739
Accretion/amortization	(21)	—	(21)
OTTI	(179)	—	(179)
Change in market value	(11,106)	(2,002)	(13,108)
Transfers in and/or out of Level 3	—	(3,054)	(3,054)
Ending balance	$265,872	27,040	292,912

Significant unobservable inputs used in Level 3 fair value measurements for financial assets measured at fair value on a recurring basis at December 31, 2013 are summarized below:

Fair value
	at December 31,	Valuation	Unobservable	Range
	2013	techniques	input	(average)
Private placements	$272,788	Spread Matrix	Spreads	57 bps to 400 bps
(175bps avg)
			Ave Life	0.04 yrs–14.10
yrs (6.77yrs
avg)
Structured notes	$20,124	Discounted
		Cash flow	Discount Rate	6.70% to 14.40%
(10.55% Avg)
			Recovery Rate	0% for Banks
& 10% for
others
			Default	AM Best Ratings
			probability	mapped to their
respective idealized
default probability

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(b)	Fair Value of Financial Instruments

A summary of the Company’s financial instruments (in thousands) and the fair value estimates, methods, and assumptions is set forth below:

	Estimated market value as of December 31, 2014
	Carrying
	value	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and cash equivalents	$133,835	133,835	—	—	133,835
Short term and other
investments	499	499	—	—	499
Bonds – Available-for-sale	2,948,868	498	2,653,635	294,735	2,948,868
Bonds – Trading	829,148	685	798,909	29,554	829,148
Equity – Available-for-sale	24,611	24,514	97	—	24,611
Accrued investment income	38,592	—	38,592	—	38,592
Mortgage loans	351,052	—	—	384,681	384,681
Financial liabilities:
Certain policy liabilities	1,451,240	—	—	1,449,968	1,449,968
Derivative in funds withheld	116,201	—	116,201	—	116,201
Notes payable	536,580	—	561,784	—	561,784
	Estimated market value as of December 31, 2013
	Carrying
	value	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and cash equivalents	$122,939	122,939	—	—	122,939
Short-term and other
investments	542	542	—	—	542
Bonds – Available-for-sale	2,679,224	1,001	2,412,351	265,872	2,679,224
Bonds – Trading	753,563	706	725,817	27,040	753,563
Equity – Available-for-sale	28,254	28,254	—	—	28,254
Accrued investment income	37,615	—	37,615	—	37,615
Mortgage loans	336,655	—	—	365,424	365,424
Financial liabilities:
Certain policy liabilities	1,365,870	—	—	1,364,625	1,364,625
Derivative in funds withheld	51,635	—	51,635	—	51,635
Notes payable	537,148	—	568,410	—	568,410

Cash and Cash Equivalents, Short-Term and Other Investments, and Accrued Investment Income

The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.

Policy Loans

Policy loans have average interest yields of approximately 6.54% and 6.73% as of December 31, 2014 and 2013, respectively, and have no specified maturity dates. These loans typically carry an

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

Fixed Maturities and Trading Investments

For fixed maturities and marketable equity securities, as well as trading securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed maturity debt securities and other trading investments. Valuations are estimated based on nonbinding broker prices or valuation models, discounted cash flow models and other similar techniques that use observable or unobservable inputs.

Equity Securities

The fair value of equity securities investments of the Company is based on quotations from independent pricing services, bid prices published in financial newspapers or bid quotations received from securities dealers.

Mortgage Loans

Fair values are estimated for portfolios of loans with similar characteristics. Commercial mortgage loans have average net yield rates of 5.52% and 5.93% for December 31, 2014 and 2013, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 3.81% and 4.36% for December 31, 2014 and 2013, respectively. These rates reflect the credit and interest rate risk inherent in the loans.  Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

Certain Policy Liabilities

Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities that do not have life contingencies. The fair value of the deposit administration funds is determined using estimated projected future cash flows discounted at the rate that would be required to transfer the liability in an orderly transaction. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

	2014		2013
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
	(In thousands)
Funds held under deposit
administration contracts	$1,423,239	1,419,544	1,335,384	1,331,900
Annuities	28,001	30,424	30,486	32,725

Derivative in Funds Withheld under Reinsurance Contract

The fair value of the Company’s derivative in funds withheld under reinsurance contract is estimated as the difference between the present value of the return on the underlying investment securities and the present value of the financing leg of the total return swap. The present value is determined using the LIBOR/swap curve.

Notes Payable

The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on the LIBOR/swap curve.

Limitations

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These fair value estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the fair value estimates.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(5)	Deferred Policy Acquisition Costs

DAC principally represents field sales compensation, direct response costs, underwriting and issue costs, and related expenses. This asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. Information relating to the change in DAC is summarized as follows (in thousands):

	Life and	Accident and
	annuity	health	Total
Balance December 31, 2011	$82,807	336,944	419,751
Deferred costs	12,258	62,299	74,557
Amortization	(9,907)	(42,296)	(52,203)
Net increase	2,351	20,003	22,354
Change in DAC due to unrealized
investment gains	(6,940)	—	(6,940)
Balance December 31, 2012	78,218	356,947	435,165
Deferred costs	12,560	68,534	81,094
Amortization	(7,071)	(55,980)	(63,051)
Net increase	5,489	12,554	18,043
Change in DAC due to unrealized
investment gains	17,458	—	17,458
Balance December 31, 2013	101,165	369,501	470,666
Deferred costs	9,770	73,880	83,650
Amortization	(562)	(44,847)	(45,409)
Net increase	9,208	29,033	38,241
Change in DAC due to unrealized
investment gains	(12,000)	—	(12,000)
Balance December 31, 2014	$98,373	398,534	496,907

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(6)	Reserves for Life and Annuity Future Policy Benefits

Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (in thousands):

			Interest
	2014	2013	assumptions
Life and annuity reserves:
Issued prior to 1970	$2,135	2,303	4.75%
Issued 1970 through 1980	22,056	23,818	6.75% to 5.25%
Issued after 1982 (indeterminate
premium products)	678	721	10.00% to 8.50%
Issued through 1987 (acquired business)	960	961	11.00%
Issued 1981 through 1994 (all other)	31,710	33,940	8.50% to 7.00%
Issued after 1994 (all other)	170,923	155,790	Various
Life contingent annuities	26,604	27,302	Various*
Group term life waiver of premium
disabled lives	10,304	9,892	6.00%
Reserves acquired through assumption
reinsurance agreement (note 12)	761,164	754,938	5.50% to 2.25%
	$1,026,534	1,009,665

*
These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at the assumed interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates assumed.

Assumptions as to mortality are based on the Company’s prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after), and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company’s prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(7)	Liability for Benefits Payable

Life and Accident and Health Claim Reserve Activity for the years ended December 31, 2014, 2013, and 2012 was as follows (in thousands):

	2014	2013	2012
Liability, beginning of year, net of
reinsurance	$178,270	173,064	145,440
Incurred related to:
Current year	395,526	391,670	395,097
Prior years	(25,348)	(33,607)	(22,648)
Total incurred	370,178	358,063	372,449
Paid related to:
Current year	213,829	212,359	207,703
Prior years	147,042	140,498	137,122
Total paid	360,871	352,857	344,825
Liability, end of year, net of reinsurance	$187,577	178,270	173,064

Reinsurance recoverables on paid losses were approximately $874,000 and $3,607,000 at December 31, 2014 and 2013, respectively.

The provision for benefits pertaining to prior years decreased approximately $25,348,000 in 2014 from the prior year estimate. This decrease overall includes better than expected experience of approximately $21,125,000 for group medical and disability, approximately $4,429,000 for life, and worse than expected experience of approximately $206,000 for cancer business. The decrease in group medical and disability, and life is due to conservative estimates in prior year reserves followed by subsequent better than expected claims experience. The increase for cancer is due to a lengthening of the tail in the claim runoff.

The provision for benefits pertaining to prior years decreased approximately $33,607,000 in 2013 from the prior year estimate. This decrease overall includes better than expected experience of approximately $31,660,000 for group medical and disability, approximately $5,235,000 for life, and worse than expected experience of approximately $3,288,000 for cancer business. The decrease in group medical and disability, and life is due to conservative estimates in prior year reserves followed by subsequent better than expected claims experience. The increase for cancer is due to a lengthening of the tail in the claim runoff.

The provision for benefits pertaining to prior years decreased approximately $22,648,000 in 2012 from the prior year estimate. This decrease overall includes better than expected experience of approximately $23,421,000 for group medical and disability, approximately $4,119,000 for life, and worse than expected experience of approximately $4,892,000 for cancer business. The decrease in group medical and disability,

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

 and life is due to conservative estimates in prior year reserves followed by subsequent better than expected claims experience. The increase for cancer is due to a lengthening of the tail in the claims runoff.

The Company discounts cancer reserves and group disability reserves for benefits payable. The reduction in liability due to this discounting, net of reinsurance at December 31, 2014 and 2013, is approximately      $83,476,000 and $78,849,000, respectively.

(8)	Notes Payable

Notes payable as of December 31 are summarized as follows (in thousands):

	2014	2013
Lines of credit with Federal Home Loan Bank, maturities
ranging from 2015 to 2024, interest due monthly, rates
ranging from 0.31% to 5.06%, some of which are subject
to conversion to an adjustable rate	$521,500	521,500
4.32% promissory note due in monthly installments of
approximately $103,000 (including interest) to 2022	15,080	15,648
	$536,580	537,148

AFA has a line of credit with the Federal Home Loan Bank of Topeka in the amount of $521,500,000 at December 31, 2014 and 2013. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $573,244,000 and $575,600,000 at December 31, 2014 and 2013, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, AFA has acquired 238,676 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $23,868,000 at December 31, 2014.

The Federal Home Loan Bank of Topeka has the option to convert the initial rate of interest to an adjustable rate of interest on many of these lines of credit on the dates listed in the table above. At any time after the Federal Home Loan Bank of Topeka exercises its conversion option, the Company may prepay the advance in full or in part without a fee.

The Company has no unused lines of credit at December 31, 2014.

Interest expense for the years ended December 31, 2014, 2013 and 2012 totaled approximately $18,532,000, $19,042,000, and $19,790,000 respectively, and is included in net investment income as an investment expense in the accompanying consolidated statements of income.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2014 are as follows (in thousands):

2015	$115,594
2016	70,620
2017	90,647
2018	97,176
2019	705
Thereafter	161,838
$536,580

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(9)	Income Taxes

Total 2014, 2013 and 2012 income tax expense in the accompanying consolidated statements of income differs from the federal statutory income tax rate of 35% of income before income taxes, principally due to management fees paid to AFC treated as dividends for financial reporting purposes, the dividends received deduction, nondeductible meals and entertainment expenses, and school construction bond credits and interest income.

The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31 are presented below (in thousands):

	2014	2013
Deferred tax assets:
Other investments	$1,296	1,270
Life and health reserves	27,758	33,375
Other liabilities and assets	14,076	11,741
Litigation accruals	275	228
Compensation and retirement	8,887	8,144
Real estate and equipment	2,467	1,363
Derivative in funds withheld under reinsurance contract	40,670	18,072
Capital lease	1,256	574
Total deferred tax assets	96,685	74,767
Deferred tax liabilities:
Fixed maturities	(84,049)	(7,773)
Equity securities	(2,797)	(3,055)
Deferred policy acquisition costs	(127,288)	(119,987)
Due and deferred premiums	(26,952)	(28,045)
Total deferred tax liabilities	(241,086)	(158,860)
Net deferred tax liability	$(144,401)	(84,093)

At December 31, 2014 and 2013, the Company has no capital loss carryforwards.

Management periodically reviews whether a valuation allowance is needed on its total deferred tax assets reported on the consolidated balance sheet based on factors such as past history and trends, projected taxable income, and expiration dates of capital loss carryforwards. Management believes that in 2014 and 2013 it is more likely than not that the results of operations will generate sufficient taxable income to realize its deferred tax assets on the consolidated balance sheet.

The Company and its subsidiaries are included in AFC’s consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

subsidiaries were separate tax-paying entities. As of December 31, 2014 and 2013, other accounts payable includes current income taxes payable of approximately $2,361,000 and $5,362,000, respectively.

The Company has no liability for unrecognized income tax benefits or accrued interest related to unrecognized income tax benefits as of December 31, 2014 and 2013. As of December 31, 2014 and 2013, there were no penalties recorded on unrecognized income tax benefits. The Company has no unrecognized income tax benefits as of December 31, 2014 and 2013, which would affect the effective tax rate, if recognized.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2011 and state and local income tax examinations for years prior to 2010. The Company is not currently under examination by any taxing authority.

(10)	Other Comprehensive Income (Loss)

The changes in the components of other comprehensive income (loss) are reported net of income taxes for the years indicated, as follows (in thousands):

	Year ended December 31, 2014
	Pretax	Tax	Net
	amount	effect	amount
Unrealized holding gains (losses) on
available-for-sale investments:
Unrealized holding gains, net,
arising during the period	$149,784	(52,424)	97,360
Less realized investment gains, net,
excluding impairment losses	(3,760)	1,316	(2,444)
Plus other-than-temporary
impairment losses recognized in
earnings	334	(117)	217
Plus effect on DAC	(12,000)	4,200	(7,800)
Other comprehensive income	$134,358	(47,025)	87,333

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

	Year ended December 31, 2013
	Pretax	Tax	Net
	amount	effect	amount
Unrealized holding gains (losses) on available-for-
sale investments:
Unrealized holding losses, net,
arising during the period	$(197,543)	69,140	(128,403)
Less realized investment gains, net,
excluding impairment losses	(7,484)	2,619	(4,865)
Plus other-than-temporary
impairment losses recognized in
earnings	2,318	(811)	1,507
Plus effect on DAC	17,458	(6,110)	11,348
Other comprehensive loss	$(185,251)	64,838	(120,413)

	Year ended December 31, 2012
	Pretax	Tax	Net
	amount	effect	amount
Unrealized holding gains (losses) on available-for-
sale investments:
Unrealized holding gains, net,
arising during the period	$81,622	(28,567)	53,055
Less realized investment gains, net,
excluding impairment losses	(12,586)	4,405	(8,181)
Plus other-than-temporary
impairment losses recognized in
earnings	2,733	(957)	1,776
Plus effect on DAC	(6,940)	2,429	(4,511)
Other comprehensive income	$64,829	(22,690)	42,139

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

At December 31, 2014, 2013 and 2012, the component of accumulated other comprehensive income is as follows (in thousands):

	2014	2013	2012
Unrealized holding income, net of
deferred tax expense of $(49,712), $(2,686)
and $(67,524) in 2014, 2013 and 2012
respectively, including the effect on DAC of
$9,842, $2,041 and $13,389, net of deferred
tax benefit of $5,299, $1,099 and $7,209 in
2014, 2013 and 2012 respectively.	$92,324	4,991	125,404
	$92,324	4,991	125,404

(11)	Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the consolidated financial statements. At December 31, 2014 and 2013, reinsurance receivables with a carrying value of approximately $204,713,000 and $193,630,000, were associated with three reinsurers, respectively. In addition, reinsurance receivables of approximately $747,964,000 and $741,295,000 in 2014 and 2013, respectively, were associated with one reinsurer (note 12).

Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $250,000 on domestic individual life coverages to $500,000 on group life and Latin American individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2014 and 2013, the face amounts of life insurance in force that are reinsured amounted to approximately $9,611,000,000 (approximately 39.9% of total life insurance in force) and $9,781,000,000 (approximately 41.8% of total life insurance in force), respectively.

Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage.

The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $154,801,000, $181,212,000 and $170,486,000 for life and accident and health reinsurance ceded, and $45,056,000, $55,905,000 and $49,601,000 for life and accident and health reinsurance assumed for the years ended December 31, 2014, 2013 and 2012, respectively.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

Reinsurance agreements reduced incurred benefits for life and accident and health policies by approximately $160,853,000, $203,227,000 and $210,054,000 for the years ended December 31, 2014, 2013 and 2012, respectively.

(12)	Acquired Business – Mid-Continent Life Insurance Company

Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $736,705,000 and $729,383,000 to HLR and maintaining a funds withheld liability at December 31, 2014 and 2013, respectively.

Under the terms of the agreement with the receiver, the Company has guaranteed that the amount of premiums charged under the assumed “Extra-Life” contracts will not increase during the 17-year period beginning December 31, 2000. The Company had also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts shall not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra-Life” contracts are no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma. Certain funds were being held by the receiver for the purpose of paying the reasonable costs of MCL’s operations after December 31, 2000 and winding up the receivership proceedings. The majority of these funds were remitted to the Company in 2003, and the remainder was received in 2007.

As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

Any remaining SPR will not automatically be released after the premium guarantee period of 17 years, because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a material impact on the value of the SPR. The SPR was approximately $378,454,000 and $371,825,000 for 2014 and 2013, respectively.

Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. DAC taxes are excluded from the experience refund and loss carryforward calculations and are settled quarterly. There was no experience refund earned by the Company in 2014 and 2013. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying consolidated statements of income. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in AFA’s investment income, and administrative expense allowances paid to AFA are reported as a reduction of AFA’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying consolidated statements of income.

(13)	Employee Benefit Plans

The Company participates in a pension plan (the Plan), sponsored by AFC and is not directly liable for obligations under the Plan.  The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $10,193,000, $7,398,000 and $9,780,000 to the Plan during the years ended December 31, 2014, 2013 and 2012, respectively.

The Company participates in a defined-contribution thrift and profit sharing plan as provided under Section 401(a) of the Internal Revenue Code (the Code), which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $3,293,000, $2,837,000 and $2,735,000 to this plan during the years ended December 31, 2014, 2013 and 2012, respectively.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

(14)	Commitments and Contingencies

Rent expense for office space and equipment for the years ended December 31, 2014, 2013 and 2012 was approximately $25,541,000, $21,893,000 and $17,432,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 2014 under noncancelable long-term leases are as follows (in thousands):

2015	$11,251
2016	10,785
2017	9,997
2018	8,700
2019	8,568
Thereafter	119,957

The Company has outstanding mortgage loan commitments of approximately $34,365,000 and $13,640,000 at December 31, 2014 and 2013, respectively.

The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available which could result in changes to the estimated liabilities. As of December 31, 2014 and 2013, liabilities for guaranty association assessments totaled approximately $5,128,000 and $5,045,000, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2014, 2013 and 2012.

American Fidelity Assurance Company entered into a 25-year agreement with 9000 Broadway LLC, a related party, on December 31, 2012. This lease is being recorded and accounted for as a capital lease. In 2014, there was a reduction in capital lease asset, capital lease obligation and lease term due to a lease modification that was effective January 1, 2014.  In 2013, the capital lease asset of approximately $60,519,000 and the corresponding capital lease obligation of approximately $62,157,000 are included on the consolidated balance sheet. The capital lease asset is being depreciated over the shorter of the useful life of the asset or the lease term of 25 years. The capital lease obligation will be repaid monthly over the 25-year term.  Under the modified lease agreement, in 2014, the capital lease asset of approximately $41,712,000 and the corresponding capital lease obligation of approximately $45,299,000 are included on the consolidated balance sheet.  The capital lease is being depreciated over the shorter of the useful life of the asset or the lease term of 20 years.  The capital lease obligation will be repaid monthly over the 20-year term.

In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. The Company expects that the ultimate liability, if any, with respect to other

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

lawsuits, after consideration of the reserves maintained, will not be material to the Company’s financial position.

(15)	Related-Party Transactions

The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2014, 2013 and 2012, rentals paid under these leases were approximately $8,265,000, $7,388,000 and $7,066,000, respectively.

During the years ended December 31, 2014, 2013 and 2012, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $9,429,000, $8,963,000 and $8,375,000, respectively.

During the years ended December 31, 2014, 2013 and 2012, the Company paid management fees to AFC totaling approximately $6,501,000, $6,322,000 and $5,792,000, respectively.

The Company leases office space from a subsidiary of AFC. The rent payments associated with the lease were approximately $12,461,000, $10,970,000 and $6,508,000 in 2014, 2013 and 2012, respectively.

During 2014, 2013 and 2012, the Company paid cash dividends to AFC of approximately $35,000,000, $40,000,000 and $40,003,000, respectively.

During 2014, 2013 and 2012, the Company entered into three-year software lease agreements with AFC. Lease expense related to the agreements was approximately $4,920,000, $4,411,000 and $3,383,000 for the years ended December 31, 2014, 2013 and 2012, respectively, and is included in selling costs and other operating, administrative, and general expenses.

(16)	Subsequent Events

The Company has evaluated events through April 14, 2015, the date the consolidated financial statements were issued.

(17)	Segment Information

The Company’s reportable segments are its strategic business units. AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations. AFES specializes in voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease and accident only policies, which are marketed to public school employees. The Strategic Alliances Division focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability. The Life Division markets individual life products through the internet and through independent brokers. All segments consist of business primarily sold throughout the United States of America. The American Public Life OKC Division (APL – OKC) was formed in 2009 to focus on the brokerage business that was previously a part of AWD.

Assets and related investment income are allocated based upon related insurance reserves that are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

The following summary represents revenues and pretax income from continuing operations and identifiable assets for the Company’s reportable segments as of and for the years ended December 31, 2014, 2013 and 2012 (in thousands):

	Year ended December 31
	2014	2013	2012
Revenue:
American Fidelity Education Services
Division	$631,914	607,397	590,748
Association Worksite Division	135,395	126,423	118,857
American Public Life OKC Division	18,784	19,783	24,089
Strategic Alliances Division	81,826	101,577	94,255
Life Division	92,458	(56,106)	57,712
Noninsurance operations	1,864	1,745	1,671
Total consolidated revenue	$962,241	800,819	887,332
Premiums and annuity and universal
life considerations:
American Fidelity Education Services
Division	$517,473	490,006	467,853
Association Worksite Division	124,696	112,170	104,658
American Public Life OKC Division	18,773	21,634	24,835
Strategic Alliances Division	82,010	104,436	96,950
Life Division	6,260	6,952	7,138
Noninsurance operations	—	—	—
Total consolidated premiums
and annuity and universal
life considerations	$749,212	735,198	701,434

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

	Year ended December 31
	2014	2013	2012
Net investment income and net
realized investment gains:
American Fidelity Education Services
Division	$110,347	107,228	105,951
Association Worksite Division	7,468	8,733	9,524
American Public Life OKC Division	644	1,061	1,285
Strategic Alliances Division	2,453	3,116	4,560
Life Division	70,955	(67,058)	44,991
Noninsurance operations	—	—	—
Total consolidated net
investment income	$191,867	53,080	166,311
Amortization of deferred policy
acquisition costs:
American Fidelity Education Services
Division	$32,054	54,827	45,158
Association Worksite Division	10,054	5,796	4,858
American Public Life OKC Division	3,024	1,057	1,074
Strategic Alliances Division	—	—	—
Life Division	277	1,371	1,113
Noninsurance operations	—	—	—
Total consolidated
amortization of deferred
policy acquisition costs	$45,409	63,051	52,203
Pretax earnings (loss):
American Fidelity Education Services
Division	$117,461	117,135	82,645
Association Worksite Division	19,333	21,259	9,776
American Public Life OKC Division	(1,916)	(3,835)	(2,707)
Strategic Alliances Division	9,800	13,454	12,442
Life Division	19,802	10,215	285
Noninsurance operations	(28)	(343)	(36)
Total consolidated pretax
earnings	$164,452	157,885	102,405

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2014 and 2013

	December 31
	2014	2013
Total assets:
American Fidelity Education Services Division	$4,650,104	3,876,709
Association Worksite Division	439,423	338,192
American Public Life OKC Division	44,182	40,909
Strategic Alliances Division	146,938	226,927
Life Division	1,469,002	1,802,452
Noninsurance operations	72	120
Total consolidated assets	$6,749,721	6,285,309

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Schedule III – Supplementary Insurance Information

Years ended December 31, 2014 and 2013

	2014	2013
Deferred policy acquisition costs:
American Fidelity Education Services Division	$388,372	409,278
Association Worksite Division	79,615	43,263
American Public Life OKC Division	12,235	7,888
Strategic Alliances Division	176	—
Life Division	16,509	10,237
Noninsurance operations	—	—
	$496,907	470,666
Reserves for future policy benefits:
American Fidelity Education Services Division	$641,682	717,472
Association Worksite Division	133,776	141,124
American Public Life OKC Division	12,777	16,332
Strategic Alliances Division	71,881	106,165
Life Division	913,953	738,134
Noninsurance operations	—	—
	$1,774,069	1,719,227
Unearned premiums:
American Fidelity Education Services Division	$5,207	5,891
Association Worksite Division	743	65
American Public Life OKC Division	128	13
Strategic Alliances Division	148	—
Life Division	305	—
Noninsurance operations	—	—
	$6,531	5,969
Benefits payable:
American Fidelity Education Services Division	$130,941	133,549
Association Worksite Division	24,726	24,050
American Public Life OKC Division	5,042	4,933
Strategic Alliances Division	6,125	6,281
Life Division	21,617	13,064
Noninsurance operations	—	—
	$188,451	181,877

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Schedule III – Supplementary Insurance Information

Years ended December 31, 2014 and 2013

	2014	2013	2012
Premium revenue and annuity and
universal life considerations:
American Fidelity Education Services
Division	$517,473	490,006	467,853
Association Worksite Division	124,696	112,170	104,658
American Public Life OKC Division	18,773	21,634	24,835
Strategic Alliances Division	82,010	104,436	96,950
Life Division	6,260	6,952	7,138
Noninsurance operations	—	—	—
	$749,212	735,198	701,434
Net investment income and net realized
investment gains:
American Fidelity Education Services
Division	$110,347	107,228	105,951
Association Worksite Division	7,468	8,733	9,524
American Public Life OKC Division	644	1,061	1,285
Strategic Alliances Division	2,453	3,116	4,560
Life Division	70,955	(67,058)	44,991
Noninsurance operations	—	—	—
	$191,867	53,080	166,311
Benefits, claims, losses, and
settlement expenses:
American Fidelity Education Services
Division	$326,769	317,962	349,217
Association Worksite Division	53,923	44,989	53,901
American Public Life OKC Division	7,297	9,676	11,808
Strategic Alliances Division	53,889	52,616	60,792
Life Division	75,775	(64,429)	54,390
Noninsurance operations	—	—	—
	$517,653	360,814	530,108
Amortization of deferred policy
acquisition costs:
American Fidelity Education Services
Division	$32,054	54,827	45,158
Association Worksite Division	10,054	5,796	4,858
American Public Life OKC Division	3,024	1,057	1,074
Strategic Alliances Division	—	—	—
Life Division	277	1,371	1,113
Noninsurance operations	—	—	—
	$45,409	63,051	52,203

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Schedule III – Supplementary Insurance Information

Years ended December 31, 2014 and 2013

	2014	2013	2012
Other operating expenses:
American Fidelity Education Services
Division	$104,463	99,804	89,681
Association Worksite Division	24,875	23,893	22,840
American Public Life OKC Division	3,972	5,466	5,322
Strategic Alliances Division	4,212	4,041	4,073
Life Division	3,816	3,795	4,200
Noninsurance operations	1,620	1,831	1,551
	$142,958	138,830	127,667

See accompanying report of independent registered public accounting firm.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule IV – Reinsurance
Years ended December 31, 2014, 2013 and 2012
(In thousands)
					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net
Year ended December 31, 2014:
Life insurance in force	$24,050,279	9,611,320	29,292	14,468,251	0.20%
Premiums:
Life insurance	$139,049	52,535	46	86,560	0.05%
Accident and health insurance	719,908	102,266	45,010	662,652	6.79
Total premiums	$858,957	154,801	45,056	749,212	6.01%
Year ended December 31, 2013:
Life insurance in force	$23,391,025	9,780,628	29,771	13,640,168	0.22%
Premiums:
Life insurance	$140,361	65,220	47	75,188	0.06%
Accident and health insurance	720,144	115,992	55,858	660,010	8.46
Total premiums	$860,505	181,212	55,905	735,198	7.60%
Year ended December 31, 2012:
Life insurance in force	$22,740,398	10,195,420	30,457	12,575,435	0.24%
Premiums:
Life insurance	$125,644	57,606	49	68,087	0.07%
Accident and health insurance	696,675	112,880	49,552	633,347	7.82
Total premiums	$822,319	170,486	49,601	701,434	7.07%
See accompanying report of independent registered public accounting firm.

PART C

OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included in Part B of this registration statement:

AMERICAN FIDELITY SEPARATE ACCOUNT A

Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2014
Statement of Operations for the Year Ended December 31, 2014
Statement of Changes in Net Assets for the Years Ended December 31, 2014 and 2013
Financial Highlights
Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2014 and 2013
Consolidated Statements of Income for the Years Ended December 31, 2014, 2013 and 2012
Consolidate Statements of Comprehensive Income (Loss) for the Years Ended December 2014, 2013 and 2012
Consolidated Statements of Stockholder’s Equity for the Years Ended December 31, 2014, 2013 and 2012
Consolidated Statements of Cash Flows for the Years Ended December 31, 2014, 2013 and 2012
Notes to Consolidated Financial Statements
Schedule III - Supplementary Insurance Information
Schedule IV - Reinsurance

(b) Exhibits

Exhibit Number
1.1
Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant.  Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

1.2
Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.  Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

1.3
Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust.  Incorporated by reference to Exhibit 1.3 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

3
Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of July 10, 2006.  Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

3.1
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012.  Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 60 to Registrant’s registration statement on Form N-4 filed on April 30, 2012.

4.1	Form of Variable Annuity Master Contract. Incorporated by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.
4.2
Form of Variable Annuity Contract Certificate.  Incorporated by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

5	Forms of Variable Annuity Application. Incorporated by reference to Exhibit 5 to Post- Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.
6.1
Articles of Incorporation of American Fidelity Assurance Company, as amended.  Incorporated by reference to Exhibit 6.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

6.2
Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.  Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant’s registration statement on Form N-4 filed on April 24, 1998.

8.1*	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.
8.2*
Amendment (22c-2 Agreement) dated July 12, 2006 to Participation Agreement dated March 30, 2005 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.

8.3*
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010. Assurance Company.

8.4*
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.

9*	Opinion and Consent of Counsel.
10*	Consent of Independent Registered Public Accounting Firm.
99*	Relationship chart.

* Filed herewith.

ITEM 25 -- DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the executive officers and directors of American Fidelity Assurance Company (“AFA”):

Name and Business Address	Positions and Offices with AFA
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director
John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director
Robert D. Brearton 2000 N. Classen Boulevard Oklahoma City, Oklahoma 731063	Executive Vice President, Chief Financial Officer, Treasurer
Lynda L. Cameron 2000 N. Classen Boulevard Oklahoma City, Oklahoma 731063	Director
William M. Cameron 2000 N. Classen Boulevard Oklahoma City, Oklahoma 731063	Chairman of the Board, Chief Executive Officer, Director
David R. Carpenter 2000 N. Classen Boulevard Oklahoma City, Oklahoma 731063	President, Chief Operations Officer
William E. Durrett 2000 N. Classen Boulevard Oklahoma City, Oklahoma 731063	Senior Chairman of the Board, Director
Charles R. Eitel 2513 Spicebush Lane Naples, Florida 34105	Director
Theodore M. Elam 10th Floor, Two Leadership Square 211 North Robinson Oklahoma City, Oklahoma 73102	Director
Christopher T. Kenney 2000 N. Classen Boulevard Oklahoma City, Oklahoma 731063	Vice President, General Counsel, Secretary
Alfred L. Litchenburg 2000 N. Classen Boulevard Oklahoma City, Oklahoma 731063	Executive Vice President
Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director
Tom J. McDaniel 2000 N. Classen Boulevard Oklahoma City, OK 731063	Director
Stephen M. Prescott, M.D. 825 N.E. 13th St. Oklahoma City, OK 73104	Director
Gary E. Tredway 2000 N. Classen Boulevard Oklahoma City, OK 731063	Executive Vice President
_____________________________
3 Office re-location in progress as of the date hereof. New address will be 9000 N. Broadway, Oklahoma City, Oklahoma 73114 upon completion of re-location in late 2015 to mid-2016.

ITEM 26 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR  REGISTRANT

A relationship chart is included as Exhibit 99.  The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 27 -- NUMBER OF CONTRACT OWNERS

As of March 31, 2015, there were 9,071 owners of qualified contracts offered by Separate Account A and no owners of non-qualified contracts offered by Separate Account A.

ITEM 28 -- INDEMNIFICATION

The Bylaws of American Fidelity Assurance Company (Article VIII, Section 3) provide, in part, that:

(a)           American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

(b)           American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company.  The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company.  Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

(c)           To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29 -- PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc. is the sole underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C.

(b) The following persons are the officers and directors of American Fidelity Securities, Inc..  The principal business address for each of the following officers and directors is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.4

Name and Principal Business Address	Positions and Offices with Underwriter
David R. Carpenter	Director, Chairman and Chief Executive Officer; Investment Company and Variable Contract Products Principal
Cherie L. Horsfall	Assistant Vice President and Operations Officer; Investment Company and Variable Contract Products Principal
Christopher T. Kenney	Director, President, Chief Operating Officer and Secretary; Investment Company and Variable Contract Products Principal
David M. Robinson	Assistant Vice President, Chief Compliance Officer; Investment Company and Variable Contract Products Principal
Shirley K. Williams	Assistant Vice President, Chief Financial Officer and Treasurer; Financial and Operations Principal

(c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from the Registrant in 2014 were $90,078, representing the 3% sales fee deducted from purchase payments to the Registrant.  It received no other commission or compensation from or on behalf of the Registrant during the year.

ITEM 30 -- LOCATION OF ACCOUNTS AND RECORDS

The name and address of the person who maintains physical possession of the accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940 are:

David R. Carpenter
President and Chief Operations Officer
American Fidelity Assurance Company
2000 N. Classen Boulevard
Oklahoma City, Oklahoma 731064

___________________________

4 Office re-location in progress as of the date hereof.  New address will be 9000 N. Broadway, Oklahoma City, Oklahoma  73114 upon completion of re-location in late 2015 to mid-2016.

ITEM 31 -- MANAGEMENT SERVICES

Not applicable.

ITEM 32 -- UNDERTAKINGS

UNDERTAKINGS

The Registrant hereby undertakes to:

(a)
file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)
include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)	deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS

American Fidelity Assurance Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that American Fidelity Assurance Company has:

1. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instructed sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 21, 2015.

AMERICAN FIDELITY SEPARATE ACCOUNT A (Registrant)
By:	American Fidelity Assurance Company (Depositor)
By:	/S/ David R. Carpenter_______________
David R. Carpenter, President
AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)
By:	/S/ David R. Carpenter_______________
David R. Carpenter, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.  Each of the undersigned hereby appoints David R. Carpenter and Robert D. Brearton, individually, as his/her true and lawful attorney-in-fact with full power to sign for him/her, in his/her name as officer or director, or both, of American Fidelity Assurance Company, a post-effective amendment to registration statement (and any and all amendments thereto, including additional post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Signature	Date	Title
/S/ Robert D. Brearton_________________________________ Robert D. Brearton	April 20, 2015 Date	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
/S/ William M. Cameron William M. Cameron	April 23, 2015 Date	Chairman, Chief Executive Officer and Director (Principal Executive Officer)
/S/ David R. Carpenter______________________________ David R. Carpenter	April 21, 2015 Date	President and Chief Operations Officer (Principal Financial and Accounting Officer)
/S/ William E. Durrett_______________________________ William E. Durrett	April 30, 2015 Date	Senior Chairman of the Board and Director
/S/ Gregory S. Allen________________________________ Gregory S. Allen	April 24, 2015 Date	Director
/S/ John M. Bendheim, Jr.___________________________ John M. Bendheim, Jr.	April 23, 2015 Date	Director
/S/ Lynda L. Cameron_______________________________ Lynda L. Cameron	April 22, 2015 Date	Director
/S/ Charles R. Eitel_________________________________ Charles R. Eitel	April 25, 2015 Date	Director
/S/ Theodore M. Elam________________________________ Theodore M. Elam	April 24, 2015 Date	Director
/S/ Paula Marshall__________________________________ Paula Marshall	April 30, 2015 Date	Director
/S/ Tom J. McDaniel_________________________________ Tom J. McDaniel	April 20, 2015 Date	Director
/S/ Stephen M. Prescott_______________________________ Stephen M. Prescott	April 21, 2015 Date	Director

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
1.1	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant.	Incorporated by reference
1.2	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference
1.3	Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference
3	Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of July 10, 2006.	Incorporated by reference
3.1
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012.

Incorporated by reference
4.1	Form of Variable Annuity Master Contract.	Incorporated by reference
4.2	Form of Variable Annuity Contract Certificate.	Incorporated by reference
5	Forms of Variable Annuity Application.	Incorporated by reference
6.1	Articles of Incorporation of American Fidelity Assurance Company, as amended.	Incorporated by reference
6.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference
8.1	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.	Filed herewith
8.2
Amendment (22c-2 Agreement) dated July 12, 2006 to Participation Agreement dated March 30, 2015 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.
Filed herewith
8.3

Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.

Filed herewith
8.4
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.
Filed herewith
9	Opinion and Consent of Counsel.	Filed herewith
10	Consent of Independent Registered Public Accounting Firm.	Filed herewith
99	Relationship chart.	Filed herewith